File No. 333-61001

As filed with the Securities and Exchange Commission on January 31, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 20

TO

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF

SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED

ON FORM N-8B-2

A.	Exact name of trust:

POWERSHARES QQQ TRUSTSM, SERIES 1

(formerly known as the Nasdaq-100 Trust, Series 1)

(I.R.S. Employer Identification Number: 137173427)

B.	Name of depositor (Sponsor):

Invesco PowerShares Capital Management LLC

C.	Complete address of Sponsor’s principal executive offices:

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

300 West Roosevelt Road
Wheaton, IL 60187

D.	Name and complete address of agent for service:

Andrew Schlossberg, Chief Executive Officer

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

300 West Roosevelt Road Wheaton, IL 60187

Copy to: David M. Mahle JONES DAY
222 E. 41(st) Street New York, NY 10017

It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485.

E.	Title of securities being registered:
An indefinite number of units of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940.

F.	Approximate date of proposed sale to public:

☒ Check box if it is proposed that this filing will become effective on the date hereof pursuant to Rule 487.

G.	Amount of filing fee:

In accordance with Rule 24f-2, no fee was paid on December 31, 2012 in connection with the filing of the Rule 24f-2 Notice for the Trust’s most recent fiscal year.

POWERSHARES QQQ TRUSTSM , SERIES 1

Cross Reference Sheet

Pursuant to Regulation C

Under the Securities Act of 1933, as amended

(Form N-8B-2 Items required by Instruction 1

as to Prospectus in Form S-6)

Form N-8B-2			Form S-6
Item Number			Heading in Prospectus
I. Organization and General Information
1.	(a)	Name of Trust and Internal Revenue Service Employer Identification Number	Registration Statement Front Cover
	(b)	Title of securities issued	Registration Statement Front Cover
2.	Name, address and Internal Revenue Service Employer Identification Number of sponsor		Sponsor
3.	Name, address and Internal Revenue Service Employer Identification Number of trustee		Trustee
4.	Name, address and Internal Revenue Service Employer Identification Number of principal underwriter		*
5.	State of organization of Trust		Highlights
6.	(a)	Dates of execution and termination of Trust Agreement under which Trust organized	Highlights
	(b)	Dates of execution and termination of Trust Agreement pursuant to which proceeds of securities held by Trustee	Same as set forth in 6(a)
7.	Changes of name		*
8.	Fiscal Year		*
9.	Material Litigation		*

II. General Description of the Trust and Securities of the Trust
10.	(a)	Registered or bearer securities	The Trust—Book-Entry-Only System
	(b)	Cumulative or distributive	Summary
	(c)	Rights of holders as to withdrawal or redemption	Redemption of PowerShares QQQ Shares; Administration of the Trust—Rights of Beneficial Owners
	(d)	Rights of holders as to conversion, transfer, etc	Redemption of PowerShares QQQ Shares; Administration of the Trust—Rights of Beneficial Owners
	(e)	Lapses or defaults in principal payments with respect to periodic payment plan certificates	*
	(f)	Voting rights	Administration of the Trust—Rights of Beneficial Owners
	(g)	Notice to holders as to change in
		(1) Composition of Trust assets	*
		(2) Terms and conditions of Trust’s securities	Administration of the Trust—Amendment
		(3) Provisions of Trust Agreement	Same as set forth in 10(g) (2)
		(4) Identity of sponsor and trustee	The Sponsor; The Trustee
	(h)	Consent of holders required to change:
		(1) Composition of Trust assets	*
		(2) Terms and conditions of Trust’s securities	Administration of the Trust—Amendment
		(3) Provisions of Trust Agreement	Same as set forth in 10(h) (2)
		(4) Identity of sponsor and trustee	The Sponsor; The Trustee
		(i) Other principal features of the securities	Summary; Highlights

*	Not applicable, answer negative or not required.

i

Form N-8B-2			Form S-6
Item Number			Heading in Prospectus
11.	Type of securities comprising units		Prospectus Front Cover; Highlights; The Portfolio; The Index
12.	Certain information regarding securities comprising periodic payment certificates		*
13.	(a)	Certain information regarding loads, fees, expenses and charges	Summary; Expenses of the Trust; Redemption of PowerShares QQQ Shares— Procedure for Redemption of PowerShares QQQ Shares
	(b)	Certain information regarding periodic payment plan certificates	*
	(c)	Certain percentages	Expenses of the Trust; The Trust— Creation of Creation Units; Redemption of PowerShares QQQ Shares- Procedure for Redemption of PowerShares QQQ Shares
	(d)	Reasons for certain differences in price	*
	(e)	Certain other loads, fees or charges payable by holders	Summary; The Trust— Creation of Creation Units; Redemption of PowerShares QQQ Shares— Procedure for Redemptions of PowerShares QQQ Shares
	(f)	Certain profits receivable by sponsor, principal underwriters, custodian, trustee or	Same as set forth in 13(a) affiliated persons and also The Portfolio— Adjustments to the Portfolio; License Agreement
	(g)	Ratio of annual charges and deductions to income	*
14.	Issuance of Trust’s securities		The Trust—Creation of Creation Units;— Book-Entry-Only System
15.	Receipt and handling of payments from purchasers		The Trust
16.	Acquisition and disposition of underlying securities		The Trust—Creation of Creation Units; The Portfolio; Administration of the Trust; Redemption of PowerShares QQQ Shares— Procedure for Redemption of PowerShares QQQ Shares
17.	(a)	Withdrawal or redemption by holders	Administration of the Trust;— Rights of Beneficial Owners; Redemption of PowerShares QQQ Shares
	(b)	Persons entitled or required to redeem or repurchase securities	Same as set forth in 17(a)
	(c)	Cancellation or resale of repurchased or redeemed securities	Same as set forth in 17(a)
18.	(a)	Receipt, custody and disposition of income	Administration of the Trust— Distributions to Beneficial Owners
	(b)	Reinvestment of distributions	*
	(c)	Reserves or special funds	Same as set forth in 18(a)
	(d)	Schedule of distributions	*
19.	Records, accounts and reports		Administration of the Trust;— Distributions to Beneficial Owners;— Statements to Beneficial Owners
20.	Certain miscellaneous provisions of Trust Agreement
	(a)	Amendments	Administration of the Trust— Amendment
	(b)	Extension or termination	Administration of the Trust— Amendment;—Termination
	(c)	Removal or resignation of trustee	The Trustee
	(d)	Successor trustee	Same as set forth in 20(c)
	(e)	Removal or resignation of sponsor	The Sponsor
	(f)	Successor sponsor	Same as set forth in 20(e)

*	Not applicable, answer negative or not required.

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus
21.	Loans to security holders	*
22.	Limitations on liabilities	The Trustee; The Sponsor
23.	Bonding arrangements	*
24.	Other material provisions of Trust Agreement	*

III. Organization, Personnel and Affiliated Persons of Sponsor
25.	Organization of sponsor	Sponsor
26.	Fees received by sponsor	License Agreement
27.	Business of sponsors	Sponsor
28.	Certain information as to officials and affiliated persons of sponsor	Sponsor
29.	Ownership of voting securities of sponsor	Sponsor
30.	Persons controlling sponsor	*
31.	Remuneration of officers of sponsor to Trust	*
32.	Remuneration of directors of sponsor	*
33.	Remuneration of employees of sponsor for certain services rendered to Trust	*
34.	Compensation of other persons for certain services rendered to Trust	*

IV. Distribution and Redemption of Securities
35.	Distribution of Trust’s securities in states	Continuous Offering of PowerShares QQQ Shares
36.	Suspension of sales of Trust’s securities	*
37.	Denial or revocation of authority to distribute	*
38.	(a) Method of distribution	The Trust; Marketplace Listing; Continuous Offering of PowerShares QQQ Shares
	(b) Underwriting agreements	Continuous Offering of PowerShares QQQ Shares; The Trust—Placement of Creation Orders using the PowerShares QQQ Clearing Process
	(c) Selling agreements	Same as set forth in 38(b)
39.	(a) Organization of principal underwriter	Highlights
40.	Certain fees received by principal underwriters	*
41.	(a) Business of principal underwriters	Highlights
	(b) Branch offices of principal underwriters	*
	(c) Salesmen of principal underwriters	*
42.	Ownership of Trust’s securities by certain persons	*
43.	Certain brokerage commissions received by principal underwriters	*

*	Not applicable, answer negative or not required.

Form N-8B-2			Form S-6
Item Number			Heading in Prospectus
44.	(a)	Method of valuation for determining offering price	The Portfolio; Valuation
	(b)	Schedule as to components of offering price	*
	(c)	Variation in offering price to certain persons	*
45.	Suspension of redemption rights		*
46.	(a)	Certain information regarding redemption or withdrawal valuation	Valuation; Redemption of PowerShares QQQ Shares
	(b)	Schedule as to components of redemption price	*
47.	Maintenance of position in underlying securities		The Trust; The Portfolio; Valuation; Administration of the Trust— Distributions to Beneficial Owners; Redemption of PowerShares QQQ Shares; Continuous Offering of PowerShares QQQ Shares

V. Information Concerning the Trustee or Custodian
48.	Organization and regulation of trustee		Trustee
49.	Fees and expenses of trustee		Summary; Expenses of the Trust
50.	Trustee’s lien		Expenses of the Trust; Redemption of PowerShares QQQ Shares

VI. Information Concerning Insurance of Holders of Securities
51.	(a)	Name and address of insurance company	*
	(b)	Types of policies	*
	(c)	Types of risks insured and excluded	*
	(d)	Coverage	*
	(e)	Beneficiaries	*
	(f)	Terms and manner of cancellation	*
	(g)	Method of determining premiums	*
	(h)	Aggregate premiums paid	*
	(i)	Recipients of premiums	*
	(j)	Other material provisions of Trust Agreement relating to insurance	*

VII. Policy of Registrant
52.	(a)	Method of selecting and eliminating securities from the Trust	The Trust—Creation of Creation Units; The Portfolio; Administration of the Trust; Redemption of PowerShares QQQ Shares— Procedure for Redemption of PowerShares QQQ Shares
	(b)	Elimination of securities from the Trust	*
	(c)	Policy of Trust regarding substitution and elimination of securities	Same as set forth in 52(a)
	(d)	Description of any other fundamental policy of the Trust	*
	(e)	Code of Ethics of the Trust	Code of Ethics
53.	(a)	Taxable status of the Trust	Tax Status of the Trust
	(b)	Qualification of the Trust as a regulated investment company	Same as set forth in 53(a)

VIII. Financial and Statistical Information
54.	Information regarding the Trust’s last ten fiscal years		*
55.	Certain information regarding periodic payment plan certificates		*
56.	Certain information regarding periodic payment plan certificates		*
57.	Certain information regarding periodic payment plan certificates		*
58.	Certain information regarding periodic payment plan certificates		*
59.	Financial statements (Instruction 1(c) to Form S-6)		*

*	Not applicable, answer negative or not required.

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

PROSPECTUS

POWERSHARES QQQ
TRUSTSM, SERIES 1

A Unit Investment Trust

The NASDAQ-100 Index®:

•  measures the average performance of a broadly diversified group of stocks listed on The NASDAQ Stock Market®.

•  includes 100 of the largest non-financial securities listed on The NASDAQ Stock Market.

•  is a modified capitalization-weighted index which promotes portfolio weight diversification.

The PowerShares QQQ TrustSM, Series 1:

•  is a unit investment trust designed to generally correspond to the price and yield performance of the NASDAQ-100 Index®.

•  holds all of the stocks in the NASDAQ-100 Index®.

•  issues and redeems shares of PowerShares QQQ Index Tracking StockSM only in multiples of 50,000 shares in exchange for the stocks in the NASDAQ-100 Index® and cash.

PowerShares QQQ Index Tracking TrustSM:

•  represents undivided ownership interests in the PowerShares QQQ TrustSM, Series 1.

•  listed on The NASDAQ Stock Market, Inc. under the symbol "QQQ."

•  minimum trading unit: 1 Share of PowerShares QQQ Index Tracking StockSM.

Sponsor: Invesco PowerShares Capital Management LLC

The Securities and Exchange Commission has not approved or
disapproved of these securities or determined if this prospectus is truthful or complete. Any contrary representation is a criminal offense.

Prospectus dated January 31, 2013

COPYRIGHT © 2013 by Invesco PowerShares Capital Management LLC, all rights reserved

The PowerShares QQQ TrustSM, Series 1

PowerShares QQQ Index Tracking StockSM

SUMMARY

ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2012(1)

Glossary:	All defined terms used in this Prospectus and page numbers on which their definitions appear are listed in the Glossary beginning on page 96.
Total Trust Net Assets:	$34,629,131,700
Number of PowerShares QQQ Shares:	504,700,000
Fractional Undivided Interest in the Trust Represented by each PowerShares QQQ Share:	1/504,700,000
NAV per PowerShares QQQ Share (based on the value of the Securities, other net assets of the Trust, and the number of PowerShares QQQ Shares outstanding):	$68.61
Annual Trust Ordinary Operating Expenses:	.20% of the Trust's average net assets.
Dividend Payment Dates:

Quarterly, on the last Business Day of April, July, October and January. Annually for net realized capital gains, if any. Distributions (if any) will be of the dividends accumulated in respect of the Securities held by the Trust net of Trust fees and expenses.

Record Dates:	Quarterly, on the second Business Day following the third Friday in each of March, June, September and December.
Evaluation Time:	Closing time of the regular trading session on The NASDAQ Stock Market (ordinarily 4:00 p.m. Eastern time).
Licensor:	The NASDAQ OMX Group, Inc. ("NASDAQ OMX")

(1)  The Trust Agreement became effective and the initial deposit was made on March 4, 1999 (the "Initial Date of Deposit").

Mandatory Termination Date:

The first to occur of (i) March 4, 2124 or (ii) the date 20 years after the death of the last survivor of fifteen persons named in the Trust Agreement, the oldest of whom was born in 1986 and the youngest of whom was born in 1996.

Discretionary Termination:	The Trust may be terminated if at any time the value of the Securities held by the Trust is less than $350,000,000, as such amount is adjusted for inflation.(2)
Market Symbol:	PowerShares QQQ Shares are listed on NASDAQ under the symbol "QQQ."
CUSIP:	73935A 104

(2)  The Trust may also be terminated under other circumstances. See "Administration of the Trust—Termination."

Remainder of this page intentionally left blank

HIGHLIGHTS

PowerShares QQQ SharesSM are Ownership Interests in the PowerShares QQQ Trust

The PowerShares QQQ TrustSM, Series 1 (the "Trust" and also referred to herein as the "PowerShares QQQ Trust") is a unit investment trust organized under the laws of the State of New York that issues securities called PowerShares QQQ Index Tracking Stock (also referred to in this Prospectus as "PowerShares QQQ Shares"). The Trust is governed by a standard terms and conditions of trust (the "Terms and Conditions") between The Bank of New York Mellon, a corporation organized under the laws of the State of New York with trust powers (the "Trustee"), and NASDAQ Global Funds, the predecessor sponsor to Invesco PowerShares Capital Management LLC (the "Sponsor"), dated and executed as of March 1, 1999, as amended by Amendment No. 1 to the Terms and Conditions, dated as of April 17, 2001, by Amendment No. 2 to the Terms and Conditions, dated as of February 4, 2004, Amendment No. 3 to the Terms and Conditions, dated as of January 24, 2006 and Amendment No. 4 to the Terms and Conditions, dated as of November 16, 2012. The Sponsor and the Trustee are also parties to a trust indenture and agreement of the Trust (the "Trust Agreement") dated as of March 4, 1999, as amended by Amendment No. 1 to the Trust Agreement dated as of March 21, 2007. PowerShares QQQ Index Tracking StockSM represents undivided ownership interests in the portfolio of stocks held by the Trust. The Trust holds all of the stocks of the NASDAQ-100 Index® (the "Index").

PowerShares QQQ Shares Should Generally Correspond to the Value of the Underlying NASDAQ-100 Index®

The investment objective of the Trust is to provide investment results that generally correspond to the price and yield performance of the Index (the component securities of the Index are sometimes referred to herein as "Index Securities"). There can be no assurance that this investment objective will be met fully.

The Trust holds the Portfolio and cash and is not actively managed by traditional methods, which typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weights of the securities in the Trust (the "Securities") and the stocks in the NASDAQ-100 Index®, the Trustee adjusts the Securities from time to time to conform to periodic changes in the identity and/or relative weights of Index Securities. The composition and weighting of the securities portion of a Portfolio Deposit are also adjusted to conform to changes in the Index. Changes to the Index are made after the close of the market (see "The Portfolio—Adjustments to the Portfolio Deposit").

The value of the PowerShares QQQ Shares will fluctuate in relation to changes in the value of the Trust's portfolio of securities. However, at any point in time, the market price of each individual PowerShares QQQ Share may not be identical to the net asset value ("NAV") of such Share. Historically, these two valuations have been very close.

The current value of the NASDAQ-100 Index® will ordinarily continue to be reported even when trading is interrupted in its component stocks. In that event, the reported Index level will be based on the current market price of those stocks still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported Index levels may at times be based on noncurrent price information with respect to some or even all of the stocks in the Index Securities.

PowerShares QQQ Shares are Listed on The NASDAQ Stock Market

PowerShares QQQ Shares are listed for trading on the NASDAQ Global Market tier of NASDAQ. Previously (prior to December 1, 2004), PowerShares QQQ Shares were listed for trading on the NYSE MKT LLC ("NYSE MKT"). PowerShares QQQ Shares are bought and sold in the secondary market like regular shares of stock at any time during the trading day. PowerShares QQQ Shares generally trade in round lots of 100 shares, but can be traded in odd lots of as little as one share. Trading of PowerShares QQQ Shares on NASDAQ may be halted under the circumstances described in the paragraphs below relating to the risks of investing in PowerShares QQQ Shares.

The PowerShares QQQ Trust Issues and Redeems PowerShares QQQ Shares in Multiples of 50,000 Shares Called "Creation Units"

The Trust issues PowerShares QQQ Shares only in multiples of 50,000 Shares, which are referred to as "Creation Units." Creation Units are issued by the Trust to anyone who, after placing a creation order with ALPS Distributors, Inc. (the "Distributor"), deposits with the "Trustee" of the Trust, a specified portfolio of NASDAQ-100 Index securities, as well as a cash payment, if any, generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

PowerShares QQQ Shares are not individually redeemable, except upon termination of the Trust. PowerShares QQQ Shares can be redeemed only by tendering to the Trust 50,000 PowerShares QQQ Shares or multiples thereof. Upon redemption, the redeeming holder will receive a portfolio of NASDAQ-100 Index securities based on the NAV of the Trust plus, in some cases, a cash payment. The cash payment amount is generally equal to the cash amount determined for creations of PowerShares QQQ Shares and, likewise, may be paid by either the redeeming holder or the Trust, depending on the values of the dividends received, Trust expenses and the adjustment amount.

Creation Orders Must be Placed With the Distributor

All orders to create PowerShares QQQ Shares must be placed with the Distributor (see "The Trust—Procedures for Creation of Creation Units"). To be eligible to place orders with the Distributor to create Creation Unit size aggregations of PowerShares QQQ Shares, an entity or person either must be (1) a "Participating Party," as hereinafter defined, or (2) a DTC Participant (see "Book-Entry Ownership Only of PowerShares QQQ Shares"), and in each case must have executed a PowerShares QQQ Participant Agreement. The term "Participating Party" means a broker-dealer or other participant in the PowerShares QQQ Clearing Process, through the Continuous Net Settlement ("CNS") System of the National Securities Clearing Corporation ("NSCC"), a clearing agency that is registered with the Securities and Exchange Commission (the "Commission"). Upon acceptance of an order to create PowerShares QQQ Shares, the Distributor will transmit such order to the Trustee and instruct the Trustee to initiate the book-entry movement of the appropriate number of PowerShares QQQ Shares to the account of the entity placing the order. Payment for orders to create PowerShares QQQ Shares will be made by deposits with the Trustee of a portfolio of securities that is substantially similar in composition and weighting to the Index Securities (see "The Trust—Creation of Creation Units"), together, in certain cases, with a cash payment in an amount which shall be equal to the Income Net of Expense Amount (as hereinafter defined), plus or minus, as the case may be, the Balancing Amount (as hereinafter defined). The "Income Net of Expense Amount" is an amount equal, on a per Creation Unit basis, to the dividends on all the Securities with ex-dividend dates within the period beginning on the most recent ex-dividend date for PowerShares QQQ Shares (the third Friday in each of March, June, September, and December, see "Distributions") through and including the current Business Day (the "Accumulation Period") as if all of the Securities had been held for such period, net of accrued expenses and liabilities for such period not previously deducted (including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and (y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see "Expenses of the Trust")). The "Balancing Amount" serves the function of compensating for any differences between (1) the value of the portfolio of securities deposited with the Trustee in connection with a creation of PowerShares QQQ Shares, together with the Income Net of Expense Amount, and (2) the NAV of the Trust on a per Creation Unit basis (see "The Portfolio—Adjustments to the Portfolio Deposit" for a further description thereof).

The Income Net of Expense Amount and the Balancing Amount are collectively referred to herein as the "Cash Component" and the deposit of such a portfolio of securities and the Cash Component are collectively referred to herein as a "Portfolio Deposit." In connection with an order to create PowerShares QQQ Shares on any given day, the Cash Component of the Portfolio Deposit may be payable either by the Trustee on behalf of the Trust to the creator of PowerShares QQQ Shares or by the creator of PowerShares QQQ Shares to the Trustee on behalf of the Trust, depending upon the respective amounts of the Income Net of Expense Amount and the Balancing Amount.

An entity or person placing creation orders with the Distributor must either (i) initiate instructions pertaining to Portfolio Deposits through the CNS clearing processes of NSCC, creations and redemptions, such processes being referred to herein as the "PowerShares QQQ Clearing Process," or (ii) deposit Portfolio Deposits with the Trustee outside the PowerShares QQQ Clearing Process (i.e., through the facilities of The Depository Trust Company).

The Distributor acts as underwriter of PowerShares QQQ Shares on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes to those placing such orders confirmations of acceptance of the orders. The Distributor also is responsible for delivering a prospectus to persons creating PowerShares QQQ Shares. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority ("FINRA"). The Sponsor pays the Distributor a flat annual fee for certain distribution services. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the Commission.

Bar Chart and Table

The bar chart that follows entitled "Annual Total Returns for the Trust" and table below entitled "Average Annual Total Returns (for periods ending December 31, 2012)" provide some indication of the risks of investing in the Trust by showing the variability of the Trust's returns based on net assets and comparing the Trust's performance to the performance of the NASDAQ-100 Index®. Past performance (both before and after tax) is not necessarily an indication of how the Trust will perform in the future.

The after-tax returns presented below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold PowerShares QQQ Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The total returns in the bar chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units or brokerage commissions incurred by those persons purchasing and selling PowerShares QQQ Shares in the secondary market (see footnotes to the Table).

This bar chart shows the performance of the Trust for each full calendar year for the past 10 years ended December 31, 2012. During the period shown below (January 1, 2003 through December 31, 2012), the highest quarterly return for the Trust was 21.17% for the quarter ended March 31, 2012, and the lowest quarterly return for the Trust was (23.93%) for the quarter ended December 31, 2008.

Annual Total Returns for the Trust

Average Annual Total Returns
(for periods ending December 31, 2012)

	Past One Year	Past Five Years	Past Ten Years	Since Inception(2)
PowerShares QQQ TrustSM, Series 1
Return Before Taxes(1)	18.09%	5.70%	10.91%	2.21%
Return After Taxes on Distributions(1)	17.58%	5.42%	10.69%	2.06%
Return After Taxes on Distributions and Redemption of Creation Units(1)	11.76%	4.74%	9.63%	1.82%
NASDAQ-100 Index®(3)	18.35%	5.88%	11.12%	2.45%

(1)  Includes all applicable fees and expenses.

(2)  Investment operations commenced on March 9, 1999.

(3)  Does not reflect deduction for fees, expenses or taxes. See the Calendar Year-End Dividend Yield on the Index in the table on page 56 in the section entitled "The Index."

Source: The Bank of New York Mellon and NASDAQ OMX.

Future expense accruals will depend primarily on the level of the Trust's net assets and the level of expenses. There is no guarantee that in the future the Trust's ordinary operating expenses will not exceed 0.20% of the Trust's daily NAV. The Sponsor reserves the right to discontinue its reimbursement policy in the future. See "Expenses of the Trust."

A transaction fee is payable to the Trustee in connection with each creation and redemption of Creation Units made through the PowerShares QQQ Clearing Process ("Transaction Fee") and is nonrefundable, regardless of the NAV of the Trust.

Until further notice is given as described below, the Transaction Fee charged in connection with each creation of Creation Units through the PowerShares QQQ Clearing Process is (i) $500 per Participating Party per day for creations of Creation Unit size aggregations of PowerShares QQQ Shares where there are also, in the same day, separate creations in any number, or redemptions in an amount not equal to the number of PowerShares QQQ Shares created, of other similar exchange traded funds based on the Index for which the Trustee or its affiliate acts as trustee, fund administrator or in any similar capacity, (ii) no fee per Participating Party where there is, in the same day, a redemption of an equal number of shares of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as the trustee, fund administrator or in any similar capacity, and (iii) in all other cases $1,000 per Participating Party per day, regardless of the number of Creation Units created on such day by such Participating Party. Likewise, until further notice is given as described below, the Transaction Fee charged in connection with the redemption of Creation Units through the PowerShares QQQ Clearing Process is (i) $500 per Participating Party per day for redemptions of Creation Unit size aggregations of PowerShares QQQ Shares where there are also, in the same day, separate redemptions in any number, or creations in an amount not equal to the number of PowerShares QQQ Shares redeemed of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as trustee, fund administrator or in any similar capacity, (ii) no fee per Participating Party where there is, in the same day, a creation of an equal number of shares of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as the trustee, fund administrator or in any similar capacity, and (iii) in all other cases $1,000 per Participating Party per day, regardless of the number of Creation Units redeemed on such day by such Participating Party. This Transaction Fee may subsequently be changed by the Trustee, with the consent of the Sponsor, but will not in any event exceed 10/100 of one percent (10 basis points) of the value of a Creation Unit at the time of creation or redemption, as the case may be (the "10 Basis Point Limit"). No modification to, or reductions, discounts or waivers of, the Transaction Fee charged in connection with the creation of Creation Units is scheduled or currently contemplated by the Sponsor or the Trustee.

For creations and redemptions outside the PowerShares QQQ Clearing Process, an additional amount not to exceed three (3) times the applicable Transaction Fee will be charged to the creator or redeemer. Under the current schedule, therefore, the total fee charged in connection with the creation or redemption of Creation Units outside the PowerShares QQQ Clearing Process would be (i) $500 per Participating Party per day for creations of Creation Unit size aggregations of PowerShares QQQ Shares where there are also, in the same day, separate creations in any number, or redemptions in an amount not equal to the number of PowerShares QQQ Shares created, of other similar exchange traded funds based on the Index for which the Trustee or its affiliate acts as trustee, fund administrator or in any similar capacity, (ii) no fee per Participating Party where there is, in the same day, a redemption of an equal number of shares of another similar exchange traded fund based on the Index for which the Trustee or its affiliate acts as the trustee, fund administrator or in any similar capacity and (iii) in all other cases $1,000 (the Transaction Fee for the creation or redemption of a Creation Unit) plus an additional amount not to exceed $3,000 (3 times $1,000) for a total of $4,000.

Expenses of the Trust

The expenses of the Trust will be accrued daily and reflected in the NAV of the Trust. Until the Sponsor otherwise determines, the Sponsor has undertaken that the ordinary operating expenses of the Trust will not exceed 0.20% per annum of the daily NAV of the Trust, and the Sponsor will reimburse the Trust or assume invoices on behalf of the Trust for expenses incurred by the Trust in excess of such amount.

Trust Annual Ordinary Operating Expenses(1):

	As a % of Trust Net Assets
Trustee's Fee	0.06	%(2)
NASDAQ OMX License Fee	0.09%
Marketing Expenses	0.04	%(3)
Estimated Other Operating Expenses	0.01%
Total Gross Expenses	0.20	%(4)

(1)  In addition, secondary market purchases and sale of PowerShares QQQ Shares are subject to ordinary brokerage commissions and charges.

(2)  The Trustee's annual fee ranges from 0.04% to 0.10%, based on the NAV of the Trust, with a minimum fee amount not to fall below $180,000. See "Expenses of the Trust." Ordinary operating expenses of the Trust do not include brokerage commissions incurred on the purchase or sale of Securities.

(3)  Marketing expenses include direct advertising in print and television media, and the cost of production of such advertising, consultant fees and prospectus printing expenses.

(4)  Until the Sponsor otherwise determines, the Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is 20/100 of one percent (0.20%) per annum of the daily net assets of the Trust. Gross expenses of the Trust for the year ended September 30, 2012, without regard to this undertaking, were also 0.20% of the NAV of the Trust and, accordingly, no expenses of the Trust were assumed by the Sponsor. The Sponsor may, in its sole discretion, discontinue its undertaking to limit ordinary operating expenses of the Trust. See "Expenses of the Trust."

An investor does not pay any sales charges in connection with purchases or reinvestment of distributions of PowerShares QQQ Shares or ordinarily any deferred sales charge on the redemption (redemptions are only allowed in Creation Unit sizes—i.e., 50,000 Shares of PowerShares QQQ Shares). Investors purchasing or selling PowerShares QQQ Shares in the secondary market would incur customary brokerage commissions and charges.

Transaction fees charged in connection with each creation or redemption of Creation Units through the PowerShares QQQ Clearing Process range from $0 to $1,000 per Participating Party, depending on whether they are separate creations or redemptions of PowerShares QQQ Shares or shares of other similar exchange-traded funds based on the Index.

Example of Expenses:

An investor would pay the following expenses on a $10,000 investment as a result of the operating expense ratio cap of 0.20% set forth in footnote (4) above for the year ended September 30, 2012 being applicable for the first period, and assuming for the remaining periods that estimated gross operating expenses thereafter remain at 0.20% of the NAV of the Trust and a 5% annual return on investment throughout the periods.

Cumulative Expenses Paid for Period of:

1 Year	3 Years	5 Years	10 Years
$20	$63	$112	$254

The above example assumes the reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations applicable to mutual funds. Although the Trust is a unit investment trust rather than a mutual fund, this information is represented to permit a comparison of fees. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of this example. Investors should also note that the presentation of a $10,000 investment is for illustration purposes only. Pursuant to an exemptive order obtained from the Commission, the Trust may reimburse the Sponsor for certain expenses relating to the printing and distribution of marketing materials describing the PowerShares QQQ Shares and the Trust, reimbursement to the Sponsor for annual licensing fees and federal and state annual registration fees for the issuance of PowerShares QQQ Shares up to 0.20% (20 basis points) of the Trust's total assets.

Book-Entry Ownership Only of PowerShares QQQ Shares

The Depository Trust Company, New York, New York, a limited purpose trust company organized under the laws of the State of New York (referred to herein as "DTC"), or its nominee will be the record or registered owner of all outstanding PowerShares QQQ Shares. Beneficial ownership of PowerShares QQQ Shares will be shown on the records of the DTC or its participants. Certificates will not be issued for PowerShares QQQ Shares, whether in Creation Unit size aggregations or otherwise.

Distributions

Distributions by the Trust are made quarterly to the extent that dividends accumulated in respect of the Securities and other income, if any, received by the Trust exceed Trust fees and expenses accrued during the quarterly Accumulation Period which ends on the Business Day preceding each ex-dividend date for PowerShares QQQ Shares. However, no net dividend distribution will be made in any given quarter, and any net dividend amounts will be rolled into the next Accumulation Period, if the aggregate net dividend distribution would be in an amount less than 5/100 of one percent (0.05%) of the NAV of the Trust, unless the Trustee determines that such distribution is required to be made in order to maintain the Trust's status as a regulated investment company, to avoid the imposition of income or excise taxes on undistributed income. The Trustee further reserves the right to declare special dividends if, in its discretion, it would be otherwise advantageous to the Beneficial Owners.

The expenses of the Trust may be as great as or in excess of the dividend and other income to be received by the Trust during any quarter and, under such circumstances, no quarterly net dividend distributions would be made.

Any net capital gains recognized by the Trust in any taxable year are to be distributed at least annually. The Trust may make additional distributions after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). Although income distributions, if any, are currently made on a quarterly basis, the Trustee reserves the right to vary the frequency of distributions.

Federal Income Tax Considerations

The Trust has elected tax treatment as a "regulated investment company" under the Code and distributes annually its entire investment company taxable income and capital gain, if any. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute dividend income for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualifying dividend income received by the Trust. The quarterly distributions, if any, made by the Trust will be based on the dividend performance of the Securities held during such quarterly distribution period, net of Trust fees and expenses, rather than the actual taxable income of the Trust. As a result, a portion of any such distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Termination of the PowerShares QQQ Trust

The Trust has a specified lifetime term. The Trust will terminate by its terms on the first to occur of: (i) March 4, 2124 or (ii) the date twenty (20) years after the death of the last survivor of fifteen persons named in the Trust Agreement, the oldest of whom was born in 1986 and the youngest of whom was born in 1996 (the "Mandatory Termination Date").

Purchases of PowerShares QQQ Shares by Registered Investment Companies

Purchases of PowerShares QQQ Shares by registered investment companies are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act of 1940, as amended (the "1940 Act"). On February 27, 2007, the Commission issued an order that would permit registered investment companies to invest in PowerShares QQQ Shares beyond these limits, subject to certain conditions and terms stated in the application. One such condition stated in the application is that registered investment companies relying on the order must enter into a written agreement with the Trust.

Risk Factors

Investors can lose money by investing in PowerShares QQQ Shares. Investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in PowerShares QQQ Shares.

Investment in the Trust involves the risk that the value of the Securities may fluctuate in accordance with changes in the financial condition of the issuers of the Securities, the value of common stocks generally, and other factors. The composition and weighting of the Index Securities and hence the composition and weighting of the Securities held in the Trust also change from time to time.

The financial condition of the issuers of the Securities may become impaired or the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Securities and thus in the value of PowerShares QQQ Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, and banking crises. There can be no assurance that the issuers of the Securities will pay dividends on outstanding shares of common stock. Distributions on the Securities will generally depend upon the declaration of dividends by the issuers of the Securities; the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

The Trust is not actively managed by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its securities from the Securities held by the Trust unless the Securities of such issuer are removed from the Index.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of such issuer because common stockholders, as owners of such issuer, have generally subordinate rights to receive payments from such issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Securities may therefore be expected to fluctuate over the entire life of the Trust.

All of the Securities are currently listed on the NASDAQ Global Select or NASDAQ Global Market. The existence of a liquid trading market for certain Securities may depend on whether dealers will make a market in such Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained, or that any such market will be or remain liquid. The price at which the Securities may be sold and the value of the Trust will be adversely affected if trading markets for the Securities are limited or absent.

An investment in the Trust should also be made with an understanding that the Trust will not be able to replicate exactly the performance of the Index because the total return generated by the Securities will be reduced by transaction costs incurred in adjusting the actual balance of the Securities and other Trust expenses, whereas such transaction costs and expenses are not included in the calculation of the Index. It is also possible that for short periods of time, the Trust may not fully replicate the performance of the Index due to the temporary unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Trustee is required to correct such imbalances by means of adjusting the composition of the Securities. It is also possible that the composition of the Trust may not exactly replicate the composition of the Index if the Trust has to adjust its portfolio holdings in order to continue to qualify as a "regulated investment company" under the Code.

The time frames for delivery of Securities, cash, or PowerShares QQQ Shares in connection with creation and redemption activity within the PowerShares QQQ Clearing Process as set forth herein are based on NSCC's current "regular way" settlement period of three (3) days during which NSCC is open for business (each such day an "NSCC Business Day"). NSCC may, in the future, reduce such "regular way" settlement period, in which case it is anticipated that there would be a corresponding reduction or increase in settlement periods applicable to PowerShares QQQ Share creations and redemptions.

Distribution of dividends to Beneficial Owners is dependent on the payment of dividends by issuers of the Securities.

The Sponsor has currently undertaken to limit ordinary operating expenses of the Trust to 0.20% of the Trust's daily NAV. The Sponsor may, in its sole discretion, discontinue its undertaking to limit ordinary operating expenses of the Trust. In such event, expenses of the Trust could exceed the dividend and other income received by the Trust during each quarter. The Trust will pay any such excess expenses with the proceeds realized from the sale of Securities effected ordinarily whenever the Trustee determines that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and the Trust income accrued on a daily basis by more than 1/100 of one percent (0.01%) of the NAV of the Trust.

The NAV of the PowerShares QQQ Shares may not always correspond to market price. The NAV of PowerShares QQQ Shares in Creation Unit size aggregations and, proportionately, the NAV per PowerShares QQQ Share changes as fluctuations occur in the market value of the Securities. Investors should also be aware that the aggregate public trading market price of 50,000 PowerShares QQQ Shares may be different from the NAV of a Creation Unit size aggregation of PowerShares QQQ Shares (i.e., 50,000 PowerShares QQQ

Shares may trade at a premium over or at a discount to the NAV of a Creation Unit) and similarly the public trading market price per PowerShares QQQ Share may be different from the NAV of a Creation Unit on a per PowerShares QQQ Share basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for PowerShares QQQ Shares will be closely related to, but not identical to, the same forces influencing the prices of the Index component securities trading individually or in the aggregate at any point in time. The expenses of the Trust, which are accrued daily, are reflected in the NAV of PowerShares QQQ Shares in Creation Unit size aggregations.

Trading in PowerShares QQQ Shares on NASDAQ may be halted due to market conditions or, in light of NASDAQ rules and procedures for reasons that, in the view of NASDAQ, make trading in PowerShares QQQ Shares inadvisable. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of PowerShares QQQ Shares will continue to be met or will remain unchanged. The Trust will be terminated in the event PowerShares QQQ Shares are delisted from NASDAQ and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association.

PowerShares QQQ Shares are subject to the risk of an investment in a portfolio of equity securities in economic sectors in which the Index may be highly concentrated (e.g., technology) as well as to the risks specific to the performance of a few individual component Securities which currently represent a highly concentrated weighting in the Index. These include the risks that the level of stock prices in these sectors or the stock prices of these specific companies may decline, thereby adversely affecting the value of PowerShares QQQ Shares. In addition, because it is the policy of the Trust to invest in the securities that comprise the Index, if the Index is concentrated in an industry or group of industries, the portfolio of Securities also will be concentrated in that industry or group of industries. Furthermore, investors should be aware that in the event that one or more stocks which currently have a highly concentrated weighting in the Index were to leave The NASDAQ Stock Market, if a company with a large market capitalization were to list its shares on The NASDAQ Stock Market, or if there were a significant rebalancing of the Index, then the composition and weighting of the Index, and hence the composition and weighting of the Securities in the Trust, would change significantly and the performance of PowerShares QQQ Shares would reflect the performance of the new Index as reconfigured.

Furthermore, due to the concentration of the Index in sectors characterized by relatively higher volatility in price performance when compared to other economic sectors, the performance of the Index may be more volatile when compared to other broad-based stock indexes. It is anticipated that the price volatility of PowerShares QQQ Shares may be greater than the price volatility of other market-traded securities which are issued by investment companies based upon indexes other than the Index.

PowerShares QQQ Shares are also subject to risks other than those associated with an investment in a broad market portfolio of equity securities in that the selection of the securities included in the Trust's portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of securities may affect trading the PowerShares QQQ Shares as compared with trading in a broad market portfolio of equity securities.

The Trustee will ordinarily deliver a portfolio of Securities for each Creation Unit size aggregation of PowerShares QQQ Shares delivered for redemption, substantially identical in composition to the Securities portion of a Portfolio Deposit as in effect on the date a request for redemption is deemed received by the Trustee. If a redemption is processed through the PowerShares QQQ Clearing Process, to the extent that the Securities to be delivered on settlement date are not delivered, they will be covered by NSCC's guarantee of the completion of such delivery. Any Securities not received on settlement date will be marked to the market on a daily basis until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver such Securities to NSCC, and the market risk of any increase in the value of such Securities until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the Securities to be delivered to a redeemer submitting a redemption request outside of the PowerShares QQQ Clearing Process that are not delivered to such redeemer are not covered by NSCC's guarantee of completion of such delivery.

The Sponsor of the Trust has been granted a license to use the NASDAQ-100 Index® as a basis for determining the composition and the weighting of securities held by the Trust and to use certain trade names and trademarks of NASDAQ OMX. The Trust may be terminated if the license agreement is terminated.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor, Trustee and Unitholders of the PowerShares QQQ Trust, Series 1

We have audited the accompanying statement of assets and liabilities of PowerShares QQQ Trust, Series 1 (the "Trust"), including the schedule of investments, as of September 30, 2012, and the related statements of operations and changes in net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PowerShares QQQ Trust, Series 1 at September 30, 2012, the results of its operations and the changes in its net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
January 15, 2013

PowerShares QQQ Trust, Series 1
Schedule of Investments
September 30, 2012

Common Stock	Shares	Value
Apple, Inc.	10,230,261	$6,826,243,955
Microsoft Corp.	91,491,541	2,724,618,091
Google, Inc., Class A*	2,859,023	2,157,132,854
Oracle Corp.	53,285,532	1,677,961,403
Amazon.Com, Inc.*	4,933,550	1,254,700,436
Intel Corp.	54,599,978	1,238,327,501
QUALCOMM, Inc.	18,589,446	1,161,654,481
Cisco Systems, Inc.	58,461,865	1,116,037,003
Comcast Corp., Class A	23,080,310	825,582,689
Kraft Foods, Inc., Class A*	19,367,486	800,845,546
Amgen, Inc.	8,411,729	709,276,989
eBay, Inc.*	14,063,774	680,827,299
Express Scripts Holding Co.*	8,847,991	554,503,596
Gilead Sciences, Inc.*	8,256,778	547,672,085
Costco Wholesale Corp.	4,718,319	472,421,690
Starbucks Corp.	8,294,173	420,929,280
News Corp., Class A	17,121,510	419,990,640
Biogen IDEC, Inc.*	2,579,333	384,913,864
Celgene Corp.*	4,708,331	359,716,488
DIRECTV*	6,852,228	359,467,881
Baidu, Inc. ADR*	2,992,390	349,571,000
Texas Instruments, Inc.	12,416,918	342,086,091
priceline.com, Inc.*	543,751	336,435,056
Automatic Data Processing, Inc.	5,287,639	310,172,904
Vodafone Group PLC ADR	10,369,325	295,473,916
Viacom, Inc., Class B	5,057,776	271,046,216
Alexion Pharmaceuticals, Inc.*	2,106,902	241,029,589
Cognizant Technology Solutions Corp., Class A*	3,258,393	227,826,839
Intuitive Surgical, Inc.*	435,835	216,012,901
Yahoo!, Inc.*	12,928,500	206,532,787
Whole Foods Market, Inc.	2,015,309	196,291,097
Broadcom Corp., Class A	5,533,063	191,333,319
Intuit, Inc.	3,204,891	188,703,982
Dell, Inc.	18,930,543	186,655,154
Adobe Systems, Inc.*	5,366,827	174,207,204
Bed Bath & Beyond, Inc.*	2,533,593	159,616,359
Ross Stores, Inc.	2,461,826	159,033,960
Citrix Systems, Inc.*	2,040,442	156,236,644
PACCAR, Inc.	3,858,004	154,416,610
Applied Materials, Inc.	13,505,657	150,790,660

PowerShares QQQ Trust, Series 1
Schedule of Investments (continued)
September 30, 2012

Common Stock	Shares	Value
Cerner Corp.*	1,868,145	$144,613,104
Fastenal Co.	3,232,077	138,946,990
Symantec Corp.*	7,660,758	137,893,644
Activision Blizzard, Inc.	12,125,704	136,777,941
Seagate Technology PLC	4,384,374	135,915,594
Mattel, Inc.	3,720,663	132,009,123
CA, Inc.	5,118,886	131,888,098
Paychex, Inc.	3,958,969	131,794,078
Vertex Pharmaceuticals, Inc.*	2,355,198	131,773,328
NetApp, Inc.*	3,964,999	130,369,167
Wynn Resorts Ltd.	1,097,005	126,638,257
Dollar Tree, Inc.*	2,513,652	121,346,550
Altera Corp.	3,491,438	118,656,520
Perrigo Co.	1,020,472	118,548,232
SanDisk Corp.*	2,620,381	113,803,147
Fiserv, Inc.*	1,480,599	109,608,744
Sirius XM Radio, Inc.*	41,833,595	108,767,347
O'reilly Automotive, Inc.*	1,297,495	108,496,532
Mylan, Inc.*	4,429,788	108,086,827
Check Point Software Technologies Ltd.*	2,235,139	107,644,294
Monster Beverage Corp.*	1,925,420	104,280,747
Liberty Interactive Corp., Class A*	5,622,638	104,018,803
CH Robinson Worldwide, Inc.	1,760,640	103,085,472
Xilinx, Inc.	2,861,136	95,590,554
Sigma-Aldrich Corp.	1,317,871	94,847,176
Life Technologies Corp.*	1,913,050	93,509,884
Avago Technologies Ltd.	2,672,286	93,169,251
F5 Networks, Inc.*	862,519	90,305,739
NVIDIA Corp.*	6,760,583	90,186,177
Garmin Ltd.	2,126,822	88,773,550
KLA-Tencor Corp.	1,817,269	86,692,818
Virgin Media, Inc.	2,914,973	85,816,805
Staples, Inc.	7,447,086	85,790,431
Maxim Integrated Products, Inc.	3,184,778	84,778,790
Stericycle, Inc.*	934,714	84,610,311
Autodesk, Inc.*	2,507,854	83,687,088
Nuance Communications, Inc.*	3,359,812	83,625,721
Expeditors International of Washington, Inc.	2,297,724	83,545,245
VeriSign, Inc.*	1,706,816	83,104,871
Linear Technology Corp.	2,513,032	80,040,069

PowerShares QQQ Trust, Series 1
Schedule of Investments (continued)
September 30, 2012

Common Stock	Shares	Value
Expedia, Inc.	1,341,634	$77,600,111
Henry Schein, Inc.*	966,137	76,585,680
Akamai Technologies, Inc.*	1,935,000	74,033,100
Randgold Resources Ltd. ADR	587,451	72,256,473
BMC Software, Inc.*	1,740,358	72,207,453
Microchip Technology, Inc.	2,113,891	69,208,791
Micron Technology, Inc.*	11,104,589	66,460,965
Sears Holdings Corp.*	1,154,902	64,085,512
Lam Research Corp.*	1,989,131	63,224,529
DENTSPLY International, Inc.	1,547,394	59,017,607
Marvell Technology Group Ltd.	6,148,720	56,260,788
Fossil, Inc.*	663,983	56,239,360
Electronic Arts, Inc.*	3,474,797	44,095,174
Flextronics International Ltd.*	7,262,896	43,577,376
Research In Motion Ltd.*	5,633,536	42,251,520
Green Mountain Coffee Roasters, Inc.*	1,697,353	40,312,134
Infosys Technologies Ltd. ADR	812,036	39,416,227
Warner Chilcott PLC, Class A	2,749,861	37,123,124
Apollo Group, Inc., Class A*	1,232,192	35,795,178
NetFlix, Inc.*	606,072	32,994,560
Total Investments (Cost $36,572,234,363)		$34,622,078,740

*  Non-income producing security for the year ended September 30, 2012.

ADR - American Depository Receipts

The securities of the PowerShares QQQ Trust, Series 1 (the "Trust") investment portfolio categorized by industry group, as a percentage of total investments at value, are as follows:

Industry Classification	Value	Percentage
Computers	$7,663,065,376	22.14%
Software	5,835,874,941	16.87%
Internet	5,235,579,260	15.12%
Semiconductors	2,826,806,823	8.16%
Biotechnology	2,467,892,227	7.13%
Telecommunications	2,363,508,289	6.83%
Media	1,984,854,773	5.72%
Retail	1,591,720,314	4.60%
Food	997,136,643	2.88%
Pharmaceuticals	818,261,779	2.36%

PowerShares QQQ Trust, Series 1
Schedule of Investments (continued)
September 30, 2012

Industry Classification	Value	Percentage
Commercial Services	$477,762,160	1.38%
Software & Computer Services	388,987,227	1.12%
Healthcare - Products	351,616,188	1.01%
Mobile Telecommunications	295,473,916	0.85%
Distribution / Wholesale	195,186,350	0.56%
Transportation	186,630,717	0.54%
Auto Manufacturers	154,416,610	0.45%
Beverages	144,592,881	0.42%
Electronics	132,350,926	0.39%
Toys / Games / Hobbies	132,009,123	0.38%
Lodging	126,638,257	0.37%
Chemicals	94,847,176	0.27%
Environmental Control	84,610,311	0.24%
Mining	72,256,473	0.21%
Total	$34,622,078,740	100.00%

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2012 in valuing the Trust's assets carried at fair value:

	Level 1		Level 2	Level 3	Total
Investments in Securities
Equity Securities	$34,622,078,740	†	$—	$—	$34,622,078,740
Total	$34,622,078,740		$—	$—	$34,622,078,740

†  Please refer to the Industry Classification section of the Schedule of Investments for a breakdown of valuations by industry type.

PowerShares QQQ Trust, Series 1
Statement of Assets and Liabilities
September 30, 2012

Assets:
Investments in securites, at value (cost $36,572,234,363)	$34,622,078,740
Cash	112,698,320
Receivable for securities sold	561,341,006
Receivable from units created	240,421,625
Dividend receivable	15,095,561
Total Assets	$35,551,635,252
Liabilities:
Payable for units redeemed	$561,247,048
Payable for securities purchased	240,653,991
Distribution payable	102,011,910
Payable to Sponsor	8,977,267
Payable to Licensor	7,483,711
Payable to Trustee	1,707,712
Professional fees	76,990
Accrued expenses	344,923
Total liabilities	922,503,552
NET ASSETS	$34,629,131,700
Net Assets Represented By:
Paid in capital	$46,058,953,904
Distributions in excess of net investment income	(4,603,834)
Accumulated net realized loss on investments transactions	(9,475,062,747)
Net unrealized depreciation of investments	(1,950,155,623)
NET ASSETS	$34,629,131,700
Shares of beneficial interest outstanding, unlimited shares authorized:	504,700,000
Net asset value per share: (net assets/shares of beneficial interest outstanding)	$68.61

See accompanying notes to financial statements.

PowerShares QQQ Trust, Series 1
Statements of Operations

	Year Ended September 30,
	2012	2011	2010
Investment income:
Dividend income*	$367,115,398	$212,012,805	$158,868,271
Expenses:
Trustee fees	18,410,448	14,659,965	11,616,639
Marketing expenses	15,057,611	10,438,727	7,826,822
Licensing fees	27,006,353	21,112,705	16,524,739
Professional fees	303,997	125,852	151,440
Other fees and expenses	536,707	582,923	601,974
Total expenses	61,315,116	46,920,172	36,721,614
Net investment income	305,800,282	165,092,633	122,146,657
Realized and unrealized gain (loss) on investments:
Net realized loss on sales of investments	(1,145,643,548)	(1,279,151,939)	(685,126,878)
Net realized gain (loss) on in-kind redemptions	5,071,554,550	3,458,504,565	1,761,323,868
Net change in unrealized appreciation/depreciation of investments	3,656,380,332	(1,136,960,877)	1,193,721,613
Net realized and unrealized gain on investments	7,582,291,334	1,042,391,749	2,269,918,603
Net increase in net assets resulting from operations	$7,888,091,616	$1,207,484,382	$2,392,065,260

*  Net of foreign taxes withheld of $1,337,982, $614,437 and $1,908,734 for the years ended September 30, 2012, 2011 and 2010, respectively.

See accompanying notes to financial statements.

PowerShares QQQ Trust, Series 1
Statements of Changes in Net Assets

	Year Ended September 30,
	2012	2011	2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$305,800,282	$165,092,633	$122,146,657
Net realized gain on investment transactions	3,925,911,002	2,179,352,626	1,076,196,990
Net change in unrealized appreciation/depreciation of investments	3,656,380,332	(1,136,960,877)	1,193,721,613
Net increase in net assets resulting from operations	7,888,091,616	1,207,484,382	2,392,065,260
Distributions to Unitholders from:
Net investment income	(299,643,847)	(166,193,995)	(123,414,558)
Unitholder Transactions:
Proceeds from subscriptions of PowerShares QQQ Index Tracking Stock shares	67,738,018,105	75,758,226,422	68,071,023,844
Less redemptions of PowerShares QQQ Index Tracking Stock shares	(62,163,656,427)	(76,556,068,099)	(66,210,692,758)
Increase (decrease) in net assets due to unitholder transactions	5,574,361,678	(797,841,677)	1,860,331,086
Total increase	13,162,809,447	243,448,710	4,128,981,788
Net Assets:
Beginning of year	21,466,322,253	21,222,873,543	17,093,891,755
End of year*	$34,629,131,700	$21,466,322,253	$21,222,873,543

*  Includes distributions in excess of net investment income of $(4,603,834), $(10,760,269) and $(9,658,907) at September 30, 2012, 2011 and 2010, respectively.

See accompanying notes to financial statements.

PowerShares QQQ Trust, Series 1
Financial Highlights

	Year Ended September 30,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$52.47	$49.05	$42.29	$39.20	$51.41
Investment Operations:
Net investment income(1)	0.63	0.39	0.30	0.17	0.15
Net realized and unrealized gain (loss) on investments	16.13	3.44	6.79	3.10	(12.21)
Total from Investment Operations	16.76	3.83	7.09	3.27	(12.06)
Less Distributions from:
Net investment income	(0.62)	(0.41)	(0.33)	(0.18)	(0.15)
Net Asset Value, end of year	$68.61	$52.47	$49.05	$42.29	$39.20
Total Investment Return(2)	32.04%	7.78%	16.80%	8.44%	(23.50)%
Ratios and Supplemental Data:
Net assets, end of year (000's)	$34,629,132	$21,466,322	$21,222,874	$17,093,892	$18,090,962
Ratios to average net assets:
Expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	1.00%	0.70%	0.67%	0.52%	0.32%
Portfolio turnover rate(3)	9.12%	28.68%	4.96%	8.19%	10.00%

The financial highlights summarize the impact of net investment income, net realized and unrealized gains and losses and distributions on a single share of the PowerShares QQQ Trust, Series 1 outstanding for each period presented. Additionally, important relationships between certain financial statement items are expressed in ratio form.

(1)  Calculated using average shares outstanding method.

(2)  The total return calculation assumes the reinvestment of dividends and capital gain distributions, if any, at net asset value. Total return excludes the effect of transaction fees connected to the creation and redemption of Creation Units and brokerage commissions incurred by purchasing and/or selling shares of the Trust in the secondary market. Currently, the Trust does not have a dividend reinvestment program.

(3)  Portfolio turnover excludes securities received or delivered from processing creations or redemptions of PowerShares QQQ Trust units.

See accompanying notes to financial statements.

PowerShares QQQ Trust, Series 1
Notes to Financial Statements
September 30, 2012

1. Organization

PowerShares QQQ Trust, Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the portfolio of securities held by the Trust, which consists of substantially all of the securities, in substantially the same weighting, as the component securities of the Nasdaq-100 Index.

Invesco PowerShares Capital Management LLC is the Sponsor of the Trust and The Bank of New York Mellon is the Trustee.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (hereafter referred to as "authoritative guidance") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

Security Valuation

Portfolio securities are valued at the NASDAQ official closing price of The NASDAQ Stock Market, Inc. (the "NASDAQ Stock Market"), which is deemed to be the principal market on which the securities are traded. If there is no NASDAQ official closing price on the day of valuation, a security is valued at the closing bid price of the NASDAQ Stock Market. If a security is not quoted on the NASDAQ Stock Market, or the principal market of the security is other than the NASDAQ Stock Market, or the Trustee deems the official close price or closing bid price inappropriate for valuation purposes, then the security shall be fair valued by the Trustee in good faith based (a) on the closing price for the security on another market on which the security is traded or if there is no such appropriate closing price, at the closing bid price on such other market, (b) on current bid prices on the NASDAQ Stock Market or such other markets, (c) if bid prices are not available, on the basis of current bid prices for comparable securities, (d) by the Trustee appraising the value of the securities in good faith, or (e) any combination thereof.

The authoritative guidance for fair value measurements and disclosures defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs ("Levels") that may be used to measure fair value. The three tiers of inputs are summarized at the end of the Schedule of Investments.

The Trusts' policy is to disclose transfers between Levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Trusts' fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the reporting period.

Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date. Dividends received by the Trust may be subject to withholding and other taxes imposed by foreign countries.

Distributions to Unitholders

The Trust declares and distributes dividends, if any, from net investment income quarterly. The Trust will declare and distribute net realized capital gains, if any, at least annually.

Federal Taxes

The Trust has qualified and intends to continue to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Trust will not be subject to federal income taxes to the extent it distributes all of its investment company taxable income and any net realized capital gains, each fiscal year. In addition, by distributing each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

The Trust is subject to authoritative guidance with respect to accounting for uncertainties in income taxes. Management has analyzed the Trust's tax positions taken or expected to be taken on its federal income tax return for all open tax years and has concluded that, as of September 30, 2012, no provision for income tax would be required in the Trust's financial statements. The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

3. Federal Tax Information

At September 30, 2012, permanent differences primarily due to the tax treatment of in-kind transactions and capital loss carry forward expirations were reclassified within the components of net assets of the Trust. These differences resulted in a net increase in accumulated net realized loss on investments and a corresponding increase to paid in capital of $1,333,966,285. This reclassification had no effect on net assets of the Trust.

The tax character of distributions paid during the years ended September 30, 2012, 2011 and 2010 was $299,643,847, $166,193,995 and $123,414,558 of ordinary income, respectively.

Under the enacted Regulated Investment Company Modernization Act of 2010, the Trust will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Under current tax regulations, capital losses on securities transactions realized after October 31 ("Post-October Losses") may be deferred and treated as ocurring on the first business day of the following fiscal year. Under the enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer certain net investment losses incurred after December 31 and treat as occuring on the first business day of the following fiscal year. During the current fiscal year the Trust incurred and elected to defer, to October 1, 2012, Short-Term Post-October Losses in the amount of $88,848,539 and Long-Term Post-October Losses in the amount if $407,623,042.

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(8,429,309,989)
Undistributed ordinary income	97,602,603
Net unrealized depreciation	(2,995,908,385)
Total accumulated deficit	$(11,327,615,771)

During the fiscal year ended September 30, 2012, the Trust had a capital loss carryforward of $3,015,741,745 which expired. At September 30, 2012, the Trust has a capital loss carryforward of $7,932,838,408 of which, $1,687,659,839 expires in 2013, $654,169,365 expires in 2014, $1,409,611,668 expires in 2015, $1,626,542,181 expires in 2016, $610,749,524 expires in 2017, $1,571,731,420 expires in 2018 and $145,185,141 expires in 2019. In addition, the Trust had a long-term post-effective no expiration capital loss carryforward of $227,189,270 at September 30, 2012.

4. Transactions with the Trustee, Licensor and Sponsor

The Trust pays the expenses of its operations, including Trustee fees, reimbursement to the Sponsor for expenses relating to the marketing of the Trust and fees to The NASDAQ OMX Group, Inc. (the "Licensor") for a license to use the NASDAQ-100 Index as a basis for determining the composition and weighting of securities held by the Trust.

The Sponsor entered into a license agreement with The NASDAQ Stock Market, Inc. (the "License Agreement"). Under the License Agreement, the license fee payable by the Trust is at an annual rate equal to the sum of (i) the product of (A) that portion of the average net assets of the Trust and the PowerShares EQQQ Fund, on an aggregate basis, up to and including $25,000,000,000 and (B) 0.09%, and (ii) the product of (A) an amount equal to that portion of the average net assets of the Trust and the PowerShares EQQQ Fund, on an aggregate basis, in excess of $25,000,000,000 and (B) 0.08%, with such sum multiplied by the percentage of the aggregate average net assets attributable to the Trust. License fees of $7,483,711 were payable to the Licensor at September 30, 2012. The license fee, under no circumstances, will exceed 0.09% of the aggregate average net assets, but may be lower in the future based on the aggregate average net assets. The License Agreement may be amended by the parties thereto without the consent of any of the beneficial owners of PowerShares QQQ shares and the License Agreement has no express termination date.

The Sponsor, until otherwise determined, has agreed to reimburse the Trust for ordinary operating expenses of the Trust, to the extent that such expenses exceed 0.20% per annum of the daily net asset value.

The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the applicable per annum level on any given day. For the years ended September 30, 2012, 2011 and 2010, ordinary operating expenses incurred by the Trust did not exceed the 0.20% per annum level and, accordingly, no expenses of the Trust were assumed by the Sponsor.

In accordance with the Trust Agreement, the Trustee maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Nasdaq-100 Index. For these services, the Trustee receives a fee at the following annual rates:

Net Assets of the Trust	Fee as a Percentage of Net Assets of the Trust
$0-$499,999,999*	10/100 of 1% per annum
$500,000,000-$2,499,999,999*	8/100 of 1% per annum
$2,500,000,000-$24,999,999,999*	6/100 of 1% per annum
$25,000,000,000-$49,999,999,999*	5/100 of 1% per annum
$50,000,000,000 and over*	4/100 of 1% per annum

*  The fee indicated applies to that portion of the net assets of the Trust which falls in the size category indicated and is computed each business day on the basis of the net assets of the Trust on such day.

The minimum annual fee, which shall be paid to the Trustee, is $180,000. To the extent that the amount of the Trustee's compensation is less than such minimum annual fee, the Sponsor has agreed to pay the amount of such shortfall. Trustee fees of $1,707,712 were payable to the Trustee at September 30, 2012.

Marketing expenses paid by the Sponsor on behalf of the Trust for invoices received directly by the Sponsor during the year remain payable in the amount of $8,977,267 to the Sponsor at September 30, 2012.

ALPS Distributors, Inc. (the "Distributor") is the distributor for the Trust. The Sponsor, not the Trust, pays the Distributor a flat annual fee of $35,000 for its distribution services.

5. Related Party Transactions

During the fiscal years ended September 30, 2012, 2011 and 2010, the Trust paid $3,575,000, $9,291,660 and $1,675,802, respectively, in commissions on trades to a related party, ConvergEx Execution Solutions LLC ("ConvergEx"). ConvergEx is an affiliate of the Trustee.

6. Transactions in Shares of the PowerShares QQQ Trust, Series 1

Transactions in shares were as follows:

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
PowerShares QQQ Index Tracking Stock shares sold	1,094,750,000	1,369,200,000	1,486,600,000
PowerShares QQQ Index Tracking Stock shares redeemed	(999,200,000)	(1,392,750,000)	(1,458,150,000)
Net increase (decrease)	95,550,000	(23,550,000)	28,450,000

PowerShares QQQ Index Tracking Stock shares are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 PowerShares QQQ Index Tracking

Stock shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per PowerShares QQQ Index Tracking Stock share and a balancing cash component to equate the transaction to the net asset value per share of the Trust on the transaction date. The transaction fee charged in connection with creation or redemption of Creation Units through the PowerShares QQQ Trust Clearing Process is either, $0, $500 or $1,000 per Participating Party per day, depending on specific circumstances. The total fee charged in connection with the creation or redemption of Creation Units outside the PowerShares QQQ Trust Clearing Process is $4,000 per Participating Party per day.

Transaction fees are received by the Trustee from the Participating Party and used to offset the expense of processing orders. For the years ended September 30, 2012, 2011 and 2010, the Trustee earned $1,106,000, $1,192,050 and $1,294,000, respectively, in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive the transaction fee, or modify the transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the years ended September 30, 2012, 2011 and 2010.

7. Investment Transactions

For the year ended September 30, 2012, the Trust had purchases and sales of investment securities of $2,756,407,253 and $2,775,419,969 respectively. This excludes securities received or delivered from processing creations or redemptions of the Trust. At September 30, 2012, the cost of investments for federal income tax purposes was $37,617,987,125. Accordingly, gross unrealized depreciation was $4,607,166,005 and gross unrealized appreciation was $1,611,257,620 resulting in net unrealized depreciation of $(2,995,908,385).

8. Representations and Indemnifications

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

9. Subsequent Events

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were available to be issued. Except for the below, management has determined that there are no material events that would require disclosure in the Trust's financial statements through this date.

Effective November 16, 2012, in accordance with the terms of the Trust Agreement, the Trustee will pay, from its own assets, the Sponsor to perform the following services for the Trust: adjust the composition of the portfolio, calculate and adjust, if necessary, the weighting of each security in the portfolio, dispose of or exchange securities after it has been determined that such securities will be removed from the Index and direct securities transactions to brokers or dealers, which may include affiliates of the Trustee, including ConvergEx, but will not include affiliates of the Sponsor.

SPECIAL CONSIDERATIONS

The Sponsor is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, IL 60187. The Sponsor serves as the investment adviser to a family of exchange-traded funds with combined assets under management in excess of $28.6 billion as of December 31, 2012. As of December 31, 2012, the Sponsor provided investment advisory services to 142 exhange traded funds.

On September 18, 2006 INVESCO PLC, now known as Invesco, Ltd., acquired the Sponsor. Invesco, Ltd. and its subsidiaries are an independent global investment management group. Invesco, Ltd. is listed on the New York Stock Exchange with the symbol IVZ.

Under the terms of a license agreement with NASDAQ OMX, the Sponsor has been granted a license to use the Index as a basis for determining the composition of the Trust and to use certain service marks and trademarks of NASDAQ OMX in connection with the Trust (see "License Agreement"). Under the terms of the license agreement, the Sponsor pays to NASDAQ OMX an annual licensing fee for use of the Index and such service marks and trademarks. The Sponsor ordinarily will seek reimbursement from the Trust for the amount of licensing fees (see "Expenses of the Trust").

The Index is determined, composed, and calculated by NASDAQ OMX without regard to the Sponsor, the Trust, or the Beneficial Owners of PowerShares QQQ Shares. NASDAQ OMX has complete control and sole discretion in determining, composing, or calculating the Index or in modifying in any way its method for determining, composing, or calculating the Index in the future.

THE TRUST

The Trust, an exchange-traded fund or "ETF," is a registered investment company which both (a) continuously issues and redeems "in-kind" its shares, known as PowerShares QQQ Index Tracking StockSM or QQQSM, only in large lot sizes called Creation Units at their once-daily NAV and (b) lists the shares individually for trading on NASDAQ at prices established throughout the trading day, like any other listed equity security trading in the secondary market on NASDAQ. The Securities held by the Trust consist of a portfolio of equity securities or, in the case of securities not yet delivered in connection with purchases made by the Trust or Portfolio Deposits, confirmations of contracts to purchase such securities (collectively, the "Portfolio").

Creation of Creation Units

Portfolio Deposits may be deposited with the Trustee via instructions submitted through the PowerShares QQQ Clearing Process of NSCC, following placement with the Distributor of orders to create PowerShares

QQQ Shares by a person who has executed a Participant Agreement with the Distributor and the Trustee. The Distributor shall reject any order that is not submitted in proper form. Investors may deposit Portfolio Deposits through the PowerShares QQQ Clearing Process or directly with the Trustee outside the PowerShares QQQ Clearing Process. The Transaction Fee will be charged at the time of creation of a Creation Unit size aggregation of PowerShares QQQ Shares. An additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit will be charged to a creator creating outside the PowerShares QQQ Clearing Process (i.e., depositing Portfolio Deposits directly with the Trustee through DTC), in part due to the increased expense associated with settlement outside the PowerShares QQQ Clearing Process.

The Trustee and the Sponsor, from time to time and for such periods as they may determine, together may increase(3) or reduce the amount and/or waive the imposition altogether of the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the PowerShares QQQ Clearing Process) for certain numbers of Creation Units of PowerShares QQQ Shares created or redeemed, whether applied solely to creations and/or redemptions made through the PowerShares QQQ Clearing Process, solely to creations and/or redemptions made outside the PowerShares QQQ Clearing Process, or to both methods of creation and/or redemption. The Sponsor also reserves the right, from time to time, to vary the number of PowerShares QQQ Shares per Creation Unit (currently PowerShares QQQ Shares 50,000 shares) and such change may or may not be made in conjunction with a change to the Transaction Fee. The occurrence of any increase, reduction, or waiver of the Transaction Fee and the number of Creation Units created or redeemed to which such increase, reduction, or waiver applies shall be disclosed in the then current PowerShares QQQ Share Prospectus.

(3)  Such increase is subject to the 10 Basis Point Limit discussed above under "Highlights—Average Annual Total Returns." Redemption of PowerShares QQQ Shares or of the additional amounts charged in connection with the creation or redemption of PowerShares QQQ Shares outside the PowerShares QQQ Clearing Process is beyond that which is discussed herein under the caption "Highlights—Average Annual Total Returns."

The Sponsor makes available on each Business Day a list of the names and the required number of shares for each of the securities in the current Portfolio Deposit as well as the Income Net of Expense Amount effective through and including the previous Business Day per outstanding PowerShares QQQ Share. The Sponsor may choose within its discretion to make available, frequently throughout each Business Day, a number representing, on a per PowerShares QQQ Share basis, the sum of the Income Net of Expense Amount effective through and including the previous Business Day plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value will occasionally include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit, see "The Portfolio—Adjustments to the Portfolio Deposit"). The NASDAQ Stock Market calculates the NASDAQ-100 Index® intra-day every 15 seconds on every business day in which The NASDAQ Stock Market is open for trading. If the Sponsor elects to make such information available, it would be calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. If the Sponsor elects to make such information available, the inability of the Sponsor or its designee to provide such information for any period of time will not in itself result in a halt in the trading of PowerShares QQQ Shares on NASDAQ. If such information is made available, investors interested in creating PowerShares QQQ Shares or purchasing PowerShares QQQ Shares in the secondary market should not rely solely on such information in making investment decisions but should also consider other market information and relevant economic and other factors (including, without limitation, information regarding the Index, the Index Securities, and financial instruments based on the Index).

Upon receipt of one or more Portfolio Deposits following placement with the Distributor of an order to create PowerShares QQQ Shares, the Trustee will register the ownership of the PowerShares QQQ Shares in Creation Unit size aggregations in the name of the DTC or its nominee. In turn, the PowerShares QQQ Share position will be removed from the Trustee's account at the DTC and will be allocated to the account of the DTC Participant acting on behalf of the depositor creating Creation Unit(s). Each PowerShares QQQ Share represents a fractional undivided interest in the Trust in an amount equal to one (1) divided by the total number of PowerShares QQQ Shares outstanding. The Trustee may reject a request to create Creation Units made by any depositor or group of depositors if such depositor(s), upon the acceptance by the Trustee of such request and the issuance to such depositor(s) of PowerShares QQQ Shares, would own eighty percent (80%) or more of the outstanding PowerShares QQQ Shares. The Trustee also may reject any Portfolio Deposit or any component thereof under certain other circumstances. In the event there is a failure to deliver the Index Securities which are the subject of such contracts to purchase or the Cash Component includes cash in lieu of the delivery of one or more Index Securities, the Trustee will be instructed pursuant to the Trust Agreement to acquire such Index Securities in an expeditious manner. Hence, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all PowerShares QQQ Shares.

Procedures for Creation of Creation Units

All orders to create PowerShares QQQ Shares must be placed in multiples of 50,000 PowerShares QQQ Shares (Creation Unit size). All orders to create PowerShares QQQ Shares, whether through the PowerShares QQQ Clearing Process or outside the PowerShares QQQ Clearing Process, must be received by the Distributor by no later than the closing time of the regular trading session on The NASDAQ Stock Market ("Closing Time") (ordinarily 4:00 p.m. Eastern time) in each case on the date such order is placed in order for creation of PowerShares QQQ Shares to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and Trustee, pursuant to procedures set forth in the PowerShares QQQ Participant Agreement, as described in this prospectus. Severe economic or market changes or disruptions, or telephone or other communication failure, may impede the ability to reach the Trustee, the Distributor, a Participating Party, or a DTC Participant. PowerShares QQQ Shares may also be created in advance of the receipt by the Trustee of all or a portion of the securities portion of the Portfolio Deposit relating to such PowerShares QQQ Shares, but only through the PowerShares QQQ Clearing Process. In such cases, the Participating Party intending to utilize this procedure will be required to post collateral with the Trustee outside of NSCC consisting of cash at least equal to 115% of the closing value, on the day the order is deemed received, of the portion of the Portfolio Deposit not expected to be available in the account of the Participating Party for delivery to the Trust on the third NSCC Business Day following placement of such order, as such amount is marked-to-the-market daily by the Trustee only for increases in such value. This cash collateral will be required to be posted with the Trustee by 11:00 a.m. Eastern time on the morning of the NSCC Business Day following the day such order is deemed received by the Distributor, or else the order to create PowerShares QQQ Shares will be canceled. The Trustee will hold such collateral in an account separate and apart from the Trust. Under NSCC rules, by midnight of the day following the receipt by NSCC of such order, NSCC will normally guarantee to the Trustee the delivery of the securities portion of the Portfolio Deposit on the third NSCC Business Day following receipt of such order or on a later date. Provided that the NSCC guarantee is established, the Trustee will issue the PowerShares QQQ Shares (in Creation Unit size aggregations) so ordered on such third NSCC Business Day, relying on the NSCC guarantee to make good on the delivery of the Portfolio Deposit. In the event that the required securities are not delivered on such third NSCC Business Day, the Trustee will take steps to "buy-in" the missing portion of the Portfolio Deposit in accordance with NSCC rules. The 115% cash collateral received from the creator will be returned net of commissions and other buy-in expenses incurred by the Trustee, if any, promptly upon settlement of delivery of all of the securities portion of the Portfolio Deposit, or buy-in of all missing securities, or cancellation of the order to create PowerShares QQQ Shares. Information concerning the procedures for such cash collateralization is available from the Distributor.

All questions as to the number of shares of each of the Index Securities, the amount and identity of the payor of the Cash Component (i.e., the Trustee on behalf of the Trust or the PowerShares QQQ Share creator), and the validity, form, eligibility (including time of receipt), and acceptance for deposit of any Index Securities to be delivered shall be determined by the Trustee, whose determination shall be final and binding. The Trustee reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Portfolio Deposit or any component thereof if (a) the depositor or group of depositors, upon obtaining the PowerShares QQQ Shares ordered, would own 80% or more of the current outstanding PowerShares QQQ Shares; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences (see "Tax Status of the Trust"); (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trustee, have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) in the event that circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of PowerShares QQQ Shares. The Trustee and the Sponsor shall not incur any liability in connection with any notification of defects or irregularities in the delivery of Portfolio Deposits or any component thereof or in connection with the rejection of a creation order.

Placement of Creation Orders Using the PowerShares QQQ Clearing Process

Portfolio Deposits created through the PowerShares QQQ Clearing Process must be delivered through a Participating Party that has executed a participant agreement with the Distributor and with the Trustee (as the same may be from time to time amended in accordance with its terms, the "PowerShares QQQ Participant Agreement"). The PowerShares QQQ Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered in a "regular way" manner through NSCC by the third (3rd) NSCC Business Day) and the Cash Component (if required) to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside the PowerShares QQQ Clearing Process

Portfolio Deposits created outside the PowerShares QQQ Clearing Process must be delivered through a DTC Participant that has executed a PowerShares QQQ Participant Agreement with the Distributor and with the Trustee and has stated in its order that it is not using the PowerShares QQQ Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. Eastern time of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire system, must receive the Cash Component no later than 1:00 p.m. Eastern time on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component (if required) in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of PowerShares QQQ Shares so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Securities Depository; Book-Entry-Only System

The DTC acts as securities depository for PowerShares QQQ Shares. Cede & Co., as nominee for the DTC, is registered as the record owner of all PowerShares QQQ Shares on the books of the Trustee. Certificates will not be issued for PowerShares QQQ Shares.

The DTC has advised the Sponsor and the Trustee as follows: the DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. The DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own The Depository Trust & Clearing Corporation, the parent company of the DTC and NSCC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Upon the settlement date of any creation, transfer, or redemption of PowerShares QQQ Shares, the DTC will credit or debit, on its book-entry registration and transfer system, the number of PowerShares QQQ Shares so created, transferred, or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged shall be designated by the Trustee to NSCC, in the case of a creation or redemption through the PowerShares QQQ Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption transacted outside of the PowerShares QQQ Clearing Process. Beneficial ownership of PowerShares QQQ Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in PowerShares QQQ Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") will be shown on, and the transfer of ownership will be effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of PowerShares QQQ Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in PowerShares QQQ Shares.

So long as Cede & Co., as nominee of the DTC, is the registered owner of PowerShares QQQ Shares, references herein to the registered or record owners of PowerShares QQQ Shares shall mean Cede & Co. and shall not mean the Beneficial Owners of PowerShares QQQ Shares. Beneficial Owners of PowerShares QQQ Shares will not be entitled to have PowerShares QQQ Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form, and will not be considered the record or registered holder thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of the DTC, the DTC Participant, and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of PowerShares QQQ Shares under the Trust Agreement.

The Trustee recognizes the DTC or its nominee as the owner of all PowerShares QQQ Shares for all purposes except as expressly set forth in the

Trust Agreement. Pursuant to the agreement between the Trustee and DTC (the "Depository Agreement"), the DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the PowerShares QQQ Share holdings of each DTC Participant. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners holding PowerShares QQQ Shares, directly or indirectly, through such DTC Participant. The Trustee shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trustee on behalf of the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

PowerShares QQQ Share distributions shall be made to the DTC or its nominee, Cede & Co. Upon receipt of any payment of distributions in respect of the PowerShares QQQ Shares, the DTC or Cede & Co. is required immediately to credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in the PowerShares QQQ Shares, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of the PowerShares QQQ Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the PowerShares QQQ Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between the DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The DTC may determine to discontinue providing its service with respect to PowerShares QQQ Shares at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust (see "Administration of the Trust—Termination").

REDEMPTION OF POWERSHARES QQQ SHARES

The PowerShares QQQ Shares are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under "Summary—Highlights—Termination of the PowerShares QQQ Trust."

Procedure for Redemption of PowerShares QQQ Shares

Requests for redemptions of Creation Units may be made on any Business Day through the PowerShares QQQ Clearing Process to the Trustee at its trust office at 2 Hanson Place, 12th Floor, Brooklyn, NY 11217, or at such other office as may be designated by the Trustee. Requests for redemptions of Creation Units may also be made directly to the Trustee outside the PowerShares QQQ Clearing Process. Requests for redemptions shall not be made to the Distributor. In the case of redemptions made through the PowerShares QQQ Clearing Process, the Transaction Fee will be deducted from the amount delivered to the redeemer or added to the amount owed by the redeemer to the Trustee, as applicable. In case of redemptions tendered directly to the Trustee outside the PowerShares QQQ Clearing Process, a total fee will be charged equal to the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit (due in part to the increased expense associated with delivery outside the PowerShares QQQ Clearing Process), and such amount will be deducted from the amount delivered to the redeemer or added to the amount owed by the redeemer to the Trustee on behalf of the Trust, as applicable (see "Summary"). In all cases, the tender of PowerShares QQQ Shares for redemption and distributions to the redeemer (or payments to the Trustee, as applicable) in respect of PowerShares QQQ Shares redeemed will be effected through DTC and the relevant DTC Participant(s) to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the relevant DTC Participant, as the case may be (see "The Trust—Book-Entry-Only System").

The Trustee will transfer to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Securities for each Creation Unit size aggregation of PowerShares QQQ Shares delivered, generally identical in composition and weighting to the securities portion of a Portfolio Deposit as in effect (1) on the date a request for redemption is deemed received by the Trustee as described below, in the case of redemptions made either through the PowerShares QQQ Clearing Process or outside the PowerShares QQQ Clearing Process or (2) on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a "Cash Redemption Payment," which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on all the Securities for the period through the date of redemption, net of accrued expenses and liabilities for such period not previously deducted (including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and (y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see "Expenses of the Trust")), plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment ("Excess Cash Amounts"). For redemptions outside the PowerShares QQQ Clearing Process, the Trustee on behalf of the Trust will transfer the Cash Redemption Amount (if required) and the securities to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. In cases in which the Cash Redemption Amount is payable by the redeemer to the Trustee, the redeeming Beneficial Owner (via the DTC and the relevant DTC Participants(s)) is required to make payment of such cash amount by the third (3rd) NSCC Business Day, for redemptions made through the PowerShares QQQ Clearing Process, or the first (1st) Business Day, for redemptions outside the PowerShares QQQ Clearing Process, following the date on which the request for redemption is deemed received. The Trustee will cancel all PowerShares QQQ Shares delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of PowerShares QQQ Shares in Creation Unit size aggregations, the Trustee shall have the right in its discretion to include the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption is deemed received by the Trustee, in the calculation of the Cash Redemption Amount in lieu of delivering such Index Security or Index Securities to the redeemer.

In connection with the redemption of PowerShares QQQ Shares, if a redeeming investor requests redemption in cash, rather than in kind, with respect to one or more Securities, the Trustee shall have the right in its discretion to include the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee, in the calculation of the Cash Redemption Amount in lieu of delivering such Index Security or Index Securities to the redeemer. In such case, such investor will pay the Trustee the standard Transaction Fee, plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit (see "Summary").

The Trustee, in its discretion, upon the request of a redeeming investor, may redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Securities differing in exact composition from the Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were to be determined that this composition would be appropriate in order to maintain the Portfolio's correlation to the composition and weighting of the Index.

The Trustee may sell Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the amount required to be provided to the redeeming Beneficial Owner, such cash amounts shall be held by the Trustee and shall be applied in accordance with the guidelines applicable to Misweightings (as defined below).

If the income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to allow distribution of the Cash Redemption Amount to a redeemer of PowerShares QQQ Shares, the Trustee may advance out of its own funds any amounts necessary in respect of redemptions of PowerShares QQQ Shares; otherwise, the Trustee may sell Securities in an amount sufficient to effect such redemptions. The Trustee may reimburse itself in the amount of such advance, plus any amounts required by the Federal Reserve Board which are related to such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall ordinarily sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien upon and a security interest in the assets of the Trust in favor of the Trustee.

The Trustee may, in its discretion, and will when so directed by the Sponsor, suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (1) for any period during which the New York Stock Exchange is closed; (2) for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable; or (3) for such other period as the Commission may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

To be eligible to place orders with the Trustee to redeem PowerShares QQQ Shares in Creation Unit size aggregations, an entity or person must be (1) a Participating Party, with respect to redemptions through the PowerShares QQQ Clearing Process, or (2) a DTC Participant, with respect to redemptions outside the PowerShares QQQ Clearing Process, and in either case must have executed a PowerShares QQQ Participant Agreement with the Distributor and the Trustee.

All orders to redeem PowerShares QQQ Shares must be placed in multiples of 50,000 shares (Creation Unit size). Orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the PowerShares QQQ Participant Agreement. Severe economic or market changes or disruptions, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

Orders to redeem Creation Unit size aggregations of PowerShares QQQ Shares shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a PowerShares QQQ Participant Agreement, and that, therefore, orders to redeem Creation Unit size aggregations of PowerShares QQQ Shares may have to be placed by the investor's broker through a Participating Party or a DTC Participant who has executed a PowerShares QQQ Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a PowerShares QQQ Participant Agreement. Those placing orders to redeem PowerShares QQQ Shares should afford sufficient time to permit (1) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (2) the receipt of the PowerShares QQQ Shares to be redeemed and the Cash Redemption Amount, if any, by the Trustee in a timely manner, as described below. Orders for redemption that are effected outside the PowerShares QQQ Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the PowerShares QQQ Clearing Process. Those persons placing orders outside the PowerShares QQQ Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of PowerShares QQQ Shares and Cash Redemption Amount. These deadlines will vary by institution. The Participant notified of an order to redeem outside the PowerShares QQQ Clearing Process will be required to transfer PowerShares QQQ Shares through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system in a timely manner (see "Placement of Redemption Orders Outside the PowerShares QQQ Clearing Process"). Information regarding the Cash Redemption Amount, number of outstanding PowerShares QQQ Shares, and

Transaction Fees may be obtained from the Trustee at the toll-free number: (888) 627-3837.

Placement of Redemption Orders Using the PowerShares QQQ Clearing Process

A redemption order using the PowerShares QQQ Clearing Process is deemed received by the Trustee on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the PowerShares QQQ Participant Agreement are properly followed. A redemption order using the PowerShares QQQ Clearing Process made in proper form but received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The PowerShares QQQ Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer the requisite Securities (or contracts to purchase such Securities which are expected to be delivered in a "regular way" manner through NSCC) by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the Cash Redemption Amount, if any. If the Cash Redemption Amount is owed by the Beneficial Owner to the Trustee, such amount must be delivered by the third (3rd) NSCC Business Day following the date on which the redemption request is deemed received.

Placement of Redemption Orders Outside the PowerShares QQQ Clearing Process

A DTC Participant who wishes to place an order for redemption of PowerShares QQQ Shares to be effected outside the PowerShares QQQ Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the PowerShares QQQ Clearing Process and that redemption of PowerShares QQQ Shares will instead be effected through transfer of PowerShares QQQ Shares directly through DTC. An order to redeem PowerShares QQQ Shares outside the PowerShares QQQ Clearing Process is deemed received by the Trustee on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (ii) such order is preceded or accompanied by the requisite number of PowerShares QQQ Shares specified in such order, which delivery must be made through DTC to the Trustee no later than the Closing Time of the regular trading session on The NASDAQ Stock Market on such Transmittal Date and (iii) all other procedures set forth in the PowerShares QQQ Participant Agreement are properly followed. The Cash Redemption Amount owed by the Beneficial Owner, if any, must be delivered no later than

1:00 p.m. Eastern time on the Business Day immediately following the Transmittal Date.

The Trustee will initiate procedures to transfer the requisite Securities and the Cash Redemption Amount to the redeeming Beneficial Owner (where such amount is payable from the Trustee to the Beneficial Owner) by the third (3rd)) Business Day following the Transmittal Date on which such redemption order is deemed received by the Trustee.

THE PORTFOLIO

Because the objective of the Trust is to provide investment results that generally correspond to the price and yield performance of the Index, the Portfolio will, under most circumstances, consist of all of the Index Securities. It is anticipated that cash or cash items normally would not be a substantial part of the Trust's net assets. Although the Trust may at any time fail to own certain of the Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the Index and that derived from ownership of PowerShares QQQ Shares.

Adjustments to the Portfolio

The Index is a modified capitalization-weighted index of 100 of the largest non-financial securities listed on the NASDAQ Global Select or NASDAQ Global Market tier of NASDAQ (see "The Index"). At any moment in time, the value of the Index equals the aggregate value of the then-current Index share weights of each of the component Index Securities multiplied by each such security's respective official closing price on The NASDAQ Stock Market, divided by the Divisor, which results in the reported Index value. The Divisor serves the purpose of scaling such aggregate value (otherwise in the trillions) to a lower order of magnitude which is more desirable for Index reporting purposes.(4)

(4)  For example, on December 31, 2012 the aggregate value of the then-current Index share weights of each of the Index Securities multiplied by their respective last sale price on The NASDAQ Stock Market was $3,071,898,906,067.64, the Divisor was 1,154,445,232.89 on December 31, 2012, the base value was 125, as adjusted, at the start of the Index, and the reported Index value was 2660.930825 on December 31, 2012.

Periodically (typically, several times per quarter), NASDAQ OMX may determine that total shares outstanding have changed in one or more Index Securities due to secondary offerings, repurchases, conversions, or other corporate actions. Under such circumstances, in accordance with NASDAQ OMX policies and procedures for making adjustments to the Index, the Index share weights would be adjusted by the same percentage amounts by which the total shares outstanding have changed in such Index Securities. Additionally, NASDAQ OMX may replace one or more component securities in the Index due to mergers and acquisitions, bankruptcies, or other market conditions, or due to removal if an issuer fails to meet the criteria for continued inclusion in the Index or it chooses to list its securities on another marketplace. For example, for the 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and 2012 calendar years, there were 1, 2, 2, 7, 8, 4, 3, 0, 4 and 4 company changes, respectively, made during those years due to corporate actions (e.g., mergers and acquisitions, bankruptcies) and 8, 8, 12, 3, 5, 11, 7, 7, 5 and 10 other company changes, respectively, made at year-end in connection with NASDAQ OMX's annual evaluation process for determining the securities comprising the Index for the upcoming year (see "The Index—Initial Eligibility Criteria" and "—Continued Eligibility Criteria"). The ratio of the market capitalization of the securities replaced in the Index in 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and 2012 to the total market capitalization of the securities comprising the Index at year-end was 2.2%, 3.0%, 6.6%, 3.8%, 5.0%, 2.45%, 2.06%, 1.47%, 3.68% and 2.66%, respectively.

The Index share weights, which are based upon the total shares outstanding in each of the Index Securities, are additionally subject, in certain cases, to a rebalancing (see "The Index—Rebalancing of the Index"). Ordinarily, whenever there is a change in Index share weights or a change in a component security included in the Index, NASDAQ OMX adjusts the Divisor to assure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change.

Because the investment objective of the Trust is to provide investment results that generally correspond to the price and yield performance of the Index, composition and weighting changes, and associated Divisor changes to the Index, create the need for the Trustee to make corresponding adjustments to the Securities held in the Trust as described below.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a nondiscretionary basis adjusts the composition of the Portfolio from time to time to conform to changes in the composition and/or weighting of the Index Securities. The Trustee aggregates certain of these adjustments and makes conforming changes to the Trust's Portfolio at least monthly; however, adjustments are made more frequently in the case of changes to the Index that are significant. Specifically, the Trustee is required to adjust the composition of the Portfolio at any time that there is a change in the identity of any Index Security (i.e., a substitution of one security in replacement of another), which adjustment is to be made within three (3) Business Days before or after the day on which the change in the identity of such Index Security is scheduled to take effect at the close of the market. Although the investment objective of the Trust is to provide investment results which resemble the performance of the Index, it is not always efficient to replicate identically the share composition of the Index if the transaction costs incurred by the Trust in so adjusting the Portfolio would exceed the expected misweighting that would ensue by failing to replicate identically minor and insignificant share changes to the Index. Accordingly, to further the investment objective of the Trust, minor misweightings are generally permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any Security varies in excess of one hundred fifty percent (150%) of a specified percentage (a "Misweighting Amount"), from the weighting of such Security in the Index (a "Misweighting"). The Misweighting Amounts vary depending on the NAV of the Trust and are set forth in the table below:

NAV of the Trust	Misweighting Amount
Less than $25,000,000	0.25%
$25,000,000 – $99,999,999	0.20%
$100,000,000 – $499,999,999	0.10%
$500,000,000 – $999,999,999	0.05%
$1,000,000,000 and over	0.02%

The Trustee examines each Security in the Portfolio on each Business Day, comparing the weighting of each such Security in the Portfolio to the weighting of the corresponding Index Security in the Index, based on prices at the close of the market on the preceding Business Day (a "Weighting Analysis"). In the event that there is a Misweighting in any Security in excess of one hundred fifty percent (150%) of the applicable Misweighting Amount, the Trustee shall calculate an adjustment to the Portfolio in order to bring the Misweighting of such Security within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee shall perform a Weighting Analysis for each Security in the Portfolio, and in any case in which there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee shall calculate an adjustment to the Portfolio in order to bring the Misweighting of such Security within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio due to a Misweighting as described herein, the purchase or sale of securities necessitated by such adjustment shall be made within three

(3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee reserves the right to make additional adjustments periodically to Securities that may be misweighted by an amount within the applicable Misweighting Amount in order to reduce the overall Misweighting of the Portfolio.

The foregoing guidelines with respect to Misweightings shall also apply to any Index Security that (1) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (2) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that will involve such an Index Security, the Trustee shall determine whether the substitution of cash for such Index Security will cause a Misweighting in the Trust's Portfolio with respect to such Index Security. If a Misweighting results, the Trustee shall purchase the required number of shares of such Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee would not hold cash in excess of the permitted amounts described below, the Trustee may hold such cash or, if such an excess would result, make the required adjustments to the Portfolio in accordance with the procedures described herein.

Pursuant to these guidelines, the Trustee shall calculate the required adjustments and shall purchase and sell the appropriate securities. As a result of the purchase and sale of securities in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of securities or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains) as a result of such transactions, which amount shall not exceed for more than five (5) consecutive Business Days 5/10th of 1 percent (0.5%) of the aggregate value of the Securities. In the event that the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent (0.5%) of the aggregate value of the Securities, the Trustee shall use such cash to purchase additional Index Securities that are under-weighted in the Portfolio as compared to their relative weighting in the Index, although the Misweighting of such Index Securities may not be in excess of the applicable Misweighting Amount.

In addition to adjustments to the Portfolio from time to time to conform to changes in the composition or weighting of the Index Securities, the Trustee is also ordinarily required to sell Securities to obtain sufficient cash proceeds for the payment of Trust fees and expenses at any time that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and other Trust income accrued on a daily basis by more than 1/100 of one percent (0.01%) of the NAV of the Trust. Whenever the 0.01% threshold is exceeded, the Trustee will sell sufficient Securities to cover such excess no later than the next occasion it is required to make adjustments to the Portfolio due to a Misweighting, unless the Trustee determines, in its discretion, that such a sale is unnecessary because the cash to be generated is not needed by the Trust at that time for the payment of expenses then due or because the Trustee otherwise determines that such a sale is not warranted or advisable. At the time of the sale, the Trustee shall first sell Securities that are over-weighted in the Portfolio as compared to their relative weighting in the Index.

All Portfolio adjustments shall be made by the Trustee pursuant to the foregoing specifications and as set forth in the Trust Agreement and shall be nondiscretionary. All portfolio adjustments will be made as described herein unless such adjustments would cause the Trust to lose its status as a "regulated investment company" under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time if it is necessary to ensure the continued qualification of the Trust as a regulated investment company. The adjustments provided herein are intended to conform the composition and weighting of the Portfolio, to the extent practicable, to the composition and weighting of the Index Securities. Such adjustments are based upon the Index as it is currently determined by NASDAQ OMX. To the extent that the method of determining the Index is changed by NASDAQ OMX in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor shall have the right to amend the Trust Agreement, without the consent of the DTC or Beneficial Owners, to conform the adjustments provided herein and in the Trust Agreement to such changes so that the objective of tracking the Index is maintained.

The Trustee relies on information made publicly available by NASDAQ OMX as to the composition and weighting of the Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, then the Trustee shall use the composition and weighting of the Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations described herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to the Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weighting of the Securities (as opposed to the Index Securities) shall be used for the purposes of all adjustments and determinations herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until current information with respect to the Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weighting of the Securities held in the Trust as of the date of notice of the

Trust termination for the purpose and determination of all redemptions or other required uses of the securities portion of the Portfolio Deposit.

From time to time NASDAQ OMX may make adjustments to the composition of the Index as a result of a merger or acquisition involving one or more of the Index Securities. In such cases, the Trust, as shareholder of securities of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirers of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the security of the issuer will be removed from the Index. In selling the securities of such issuer after it has been determined that the security will be removed from the Index, the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in Index Securities in accordance with the criteria set forth above. Any securities received as a part of the consideration that are not Index Securities will be sold as soon as practicable and the cash proceeds of such sale will be reinvested in accordance with the criteria set forth above.

Purchases and sales of Securities resulting from the adjustments described above will be made in the share amounts dictated by the foregoing specifications, whether round lot or odd lot. Certain Index Securities, however, may at times not be available in the quantities that the foregoing calculations require. For this and other reasons, precise duplication of the proportionate relationship between the Portfolio and the Index Securities may not ever be attained but nevertheless will continue to be the objective of the Trust in connection with all acquisitions and dispositions of Securities.

The Trust is a unit investment trust registered under the 1940 Act and is not a managed fund. Traditional methods of investment management for a managed fund typically involve frequent changes to a portfolio of securities on the basis of economic, financial, and market analyses. The Portfolio held by the Trust, however, is not actively managed. Instead, the only purchases and sales that are made with respect to the Portfolio will be those necessary to create a portfolio that is designed to replicate the Index to the extent practicable, taking into consideration the adjustments referred to above. Since no attempt is made to manage the Trust in the traditional sense, the adverse financial condition of an issuer will not be the basis for the sale of its securities from the Portfolio unless the issuer is removed from the Index.

The Trust will be liquidated on the fixed Mandatory Termination Date unless terminated earlier under certain circumstances. In addition, Beneficial Owners of PowerShares QQQ Shares in Creation Unit size aggregations have the right to redeem in kind.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an "Adjustment Day"), the number of shares and/or identity of each of the Index Securities in a Portfolio Deposit is adjusted in accordance with the following procedure. Generally, as of the 4:00 p.m. Eastern time market close on each Adjustment Day, the Trustee calculates the NAV of the Trust (see "Valuation"). The NAV is divided by the number of all outstanding PowerShares QQQ Shares multiplied by 50,000 shares in one Creation Unit aggregation resulting in an NAV. The Trustee then calculates the number of shares (without rounding) of each of the component securities of the Index in a Portfolio Deposit for the following Business Day ("Request Day"), such that (1) the market value at the close of the market on Adjustment Day of the securities to be included in the Portfolio Deposit on Request Day, together with the Income Net of Expense Amount effective for requests to create or redeem on Adjustment Day, equals the NAV and (2) the identity and weighting of each of the securities in a Portfolio Deposit mirror proportionately the identity and weighting of the securities in the Index, each as in effect on Request Day. For each security, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and number of shares of the securities so calculated constitute the securities portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as the Securities ordinarily to be delivered by the Trustee in the event of a request for redemption of PowerShares QQQ Shares in Creation Unit size aggregations on Request Day and thereafter until the following Adjustment Day (see "Redemption of PowerShares QQQ Shares"). In addition to the foregoing adjustments, in the event that there shall occur a stock split, stock dividend, or reverse split with respect to any Index Security, the Portfolio Deposit shall be adjusted to take account of such stock split, stock dividend, or reverse split by applying the stock split, stock dividend, or reverse stock split multiple (e.g., in the event of a two-for-one stock split of an Index Security, by doubling the number of shares of such Index Security in the prescribed Portfolio Deposit), in each case rounded to the nearest whole share, with a fraction of 0.50 being rounded up.

On the Request Day and on each day that a request for the creation or redemption of PowerShares QQQ Shares is deemed received, the Trustee calculates the market value of the securities portion of the Portfolio Deposit as in effect on Request Day as of the close of the market and adds to that amount the Income Net of Expense Amount effective for requests to create or redeem on Request Day (such market value and Income Net of Expense Amount are collectively referred to herein as the "Portfolio Deposit Amount"). The Trustee then calculates the NAV, based on the close of the market on Request Day. The difference between the NAV so calculated and the Portfolio Deposit Amount is the "Balancing Amount." The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit

Amount and the NAV at the close of trading on Request Day due to, for example, (1) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (2) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the Divisor to be adjusted after the close of the market on such Business Day(5), and (b) no stock split, stock dividend, or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the securities portion of the Portfolio Deposit and use the composition and weighting of the Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and/or identity of the Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day prior to Request Day.

The Income Net of Expense Amount and the Balancing Amount in effect at the close of business on Request Day are collectively referred to as the Cash Component (with respect to creations of PowerShares QQQ Shares) or the Cash Redemption Amount (with respect to redemptions of PowerShares QQQ Shares). If the resulting Cash Component has a positive value, then the creator of PowerShares QQQ Shares will be obligated to pay such cash to the Trustee in connection with orders to create PowerShares QQQ Shares; if the resulting Cash Component has a negative value, then such cash shall be paid by the Trustee on behalf of the Trust to the creator of PowerShares QQQ Shares. Similarly, if the resulting Cash Redemption Amount has a positive value, then such cash shall be transferred to a redeemer by the Trustee on behalf of the Trust in connection with orders to redeem PowerShares QQQ Shares; if the resulting Cash Redemption Amount has a negative value, then such cash shall be paid by the redeemer of PowerShares QQQ Shares to the Trustee on behalf of the Trust.

(5)  Such increase is subject to the 10 Basis Point Limit discussed above under "Highlights—Average Annual Total Returns." Redemption of PowerShares QQQ Shares or of the additional amounts charged in connection with the creation or redemption of PowerShares QQQ Shares outside the PowerShares QQQ Clearing Process is beyond that which is discussed herein under the caption "Highlights—Average Annual Total Returns."

In the event that the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, the Portfolio Deposit so constituted shall dictate the Index Securities to be delivered in connection with the creation of PowerShares QQQ Shares in Creation Unit size aggregations and upon the redemption of PowerShares QQQ Shares in Creation Unit size aggregations for all purposes hereunder until such time as the securities portion of the Portfolio Deposit is subsequently adjusted. Brokerage commissions incurred by the Trustee in connection with the acquisition of any such Index Securities will be at the expense of the Trust and will affect the value of all PowerShares QQQ Shares.

In connection with the creation or redemption of PowerShares QQQ Shares, if an investor is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee, in its discretion, shall have the right to include the cash equivalent value of such Index Securities in the Portfolio Deposit in the calculation of the Cash Component (or the Cash Redemption Amount, as the case may be) in lieu of the inclusion of such Index Securities in the securities portion of the Portfolio Deposit for the particular affected investor. The amount of such cash equivalent payment shall be used by the Trustee in accordance with the guidelines regarding allowable Misweightings and permitted amounts of cash which may require the Trustee to purchase the appropriate number of shares of the Index Security that such investor was unable to purchase. In any such case, such investor shall pay the Trustee the standard Transaction Fee, plus an additional amount not to exceed three (3) times the Transaction Fee applicable for a Creation Unit.

The Trustee, in its discretion, upon the request of the redeeming investor, may redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Securities differing in exact composition from the Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were to be determined that this composition would be appropriate in order to maintain the Portfolio of the Trust in correlation to the modified capitalization-weighted composition of the Index, for instance, in connection with a replacement of one of the Index Securities (e.g., due to a merger, acquisition, or bankruptcy).

THE INDEX

The Sponsor selected the NASDAQ-100 Index® as the basis for the selection of the Securities to be held by the Trust because, in the opinion of the Sponsor, the Index constitutes a broadly diversified segment of the largest securities listed on NASDAQ. Additionally, the Index has achieved wide acceptance by both investors and market professionals. Specifically, the Index is composed of 100 of the largest non-financial securities listed on the NASDAQ Global Select or NASDAQ Global Market tier of NASDAQ OMX by market capitalization. In administering the Index, NASDAQ OMX will exercise reasonable discretion as it deems appropriate.

The Sponsor has been granted a license to use the Index as a basis for determining the composition of the Trust and to use certain service marks and trademarks of NASDAQ OMX in connection with the Trust (see "License Agreement"). NASDAQ OMX is not responsible for and shall not participate in the creation or sale of PowerShares QQQ Shares or in the determination of the timing of, prices at, or quantities and proportions in which purchases or sales of Index Securities or Securities shall be made. In addition, NASDAQ OMX determines, comprises and calculates the Index without regard to the Trust.

The Index was first published in January 1985 and includes companies across a variety of major industry groups. The Index does not contain financial companies, including registered investment companies. As of December 31, 2012, the major industry groups covered in the Index (listed according to their respective capitalization in the Index) were as follows: Technology (60.62%), Consumer Services (20.01%), Health Care (11.04%), Industrials (3.72%), Consumer Goods (2.74%), Telecommunications (1.41%) and Basic Materials (0.46%). These industry groups are based on the Industry Classification Benchmark (ICB) maintained by FTSE. The identity and capitalization weightings of the five largest companies represented in the Index as of December 31, 2012 were as follows: Apple Inc. (16.32%), Microsoft Corporation (7.32%), Google Inc. (6.12%), Oracle Corporation (5.23%), and Amazon.com Inc. (3.70%). Current information regarding the market value of the Index is available from NASDAQ OMX as well as numerous market information services.

The following table shows the actual performance of the Index for the years 1985 through 2012. Stock prices fluctuated widely during this period. The results shown should not be considered as a representation of the income yield or capital gain or loss that may be generated by the Index in the future, nor should the results be considered as a representation of the performance of the Trust.

Year		Calendar Year- End Index Value* (January 31, 1985 = 125.00)	Point Change in Index for Calendar Year*	Year % Change in Index*	Calendar Year- End Dividend Yield**
1985	***	132.29	7.29	5.83%	N/A
1986		141.41	9.12	6.89%	0.33%
1987		156.25	14.84	10.49%	0.41%
1988		177.41	21.16	13.54%	0.47%
1989		223.84	46.43	26.17%	0.91%
1990		200.53	–23.31	–10.41%	1.07%
1991		330.86	130.33	64.99%	0.53%
1992		360.19	29.33	8.86%	0.55%
1993		398.28	38.09	10.57%	0.52%
1994		404.27	5.99	1.50%	0.46%
1995		576.23	171.96	42.54%	0.26%
1996		821.36	245.13	42.54%	0.11%
1997		990.80	169.44	20.63%	0.13%
1998		1836.01	845.21	85.31%	0.07%
1999		3707.83	1871.81	101.95%	0.03%
2000		2341.70	–1366.13	–36.84%	0.06%
2001		1577.05	–764.65	–32.65%	0.06%
2002		984.36	–592.69	–37.58%	0.12%
2003		1467.92	483.56	49.12%	0.21%
2004		1621.12	153.20	10.44%	1.13%
2005		1645.20	24.08	1.49%	0.52%
2006		1756.90	111.70	6.79%	0.51%
2007		2084.93	328.03	18.67%	0.44%
2008		1211.65	–873.28	–41.89%	0.93%
2009		1860.31	648.66	53.54%	0.65%
2010		2217.86	357.55	19.22%	0.81%
2011		2277.83	59.97	2.70%	1.04%
2012		2660.93	383.10	16.82%	1.48%

*  Source: NASDAQ OMX. Year-end Index values shown do not reflect reinvestment of dividends.

**  Source: NASDAQ OMX. Dividend yields are obtained by taking the list of component securities in the Index at year-end and dividing their aggregate cash dividend value for the year aggregate Index Market value at the year-end. The dividend value includes special cash dividends paid during the year. The dividend yields from 1985 through 1997 are based on the market value of the securities (using shares outstanding), while the yields from 1998 through current use the modified market value of the securities.

***  Data for 1985 are for the eleven-month period from January 31, 1985 through December 31, 1985.

Initial Eligibility Criteria*

To be eligible for initial inclusion in the Index, a security must be listed on the NASDAQ Stock Market and meet the following criteria:

•  the security's U.S. listing must be exclusively on the NASDAQ Global Select or NASDAQ Global Market (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

•  the security must be of a non-financial company;

•  the security may not be issued by an issuer currently in bankruptcy proceedings;

•  the security must have average daily trading volume of at least 200,000 shares;

•  if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S.;

•  only one security per issuer is allowed;

•  the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;

•  the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn; and

•  the security must have "seasoned" on NASDAQ, NYSE or NYSE MKT (generally, a company is considered to be seasoned if it has been listed on a market for at least three full months (excluding the first month of initial listing)).

Continued Eligibility Criteria*

To be eligible for continued inclusion in the Index, the following criteria apply:

•  the security's U.S. listing must be exclusively on the NASDAQ Global Select or NASDAQ Global Market (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

•  the security must be of a non-financial company;

•  the security may not be issued by an issuer currently in bankruptcy proceedings;

•  the security must have average daily trading volume of at least 200,000 shares (measured annually during the ranking review process);

•  if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S. (measured annually during the ranking review process);

•  the security must have an adjusted market capitalization equal to or exceeding 0.10% of the aggregate adjusted market capitalization of the Index at each month-end. In the event a company does not meet this criterion for two consecutive month-ends, it will be removed from the Index effective after the close of trading on the third Friday of the following month; and

•  the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

These Index eligibility criteria may be revised from time to time by NASDAQ OMX without regard to the Trust.

Ranking Review

Except under extraordinary circumstances that may result in an interim evaluation, Index composition is reviewed on an annual basis as follows (such evaluation is referred to herein as the "Ranking Review"). Securities listed on The NASDAQ Stock Market which meet the applicable eligibility criteria (above) are ranked by market value. Index-eligible securities which are already in the Index and which are ranked in the top 100 eligible securities (based on market value) are retained in the Index. A security that is ranked 101 to 125 is also retained, provided that such security was ranked in the top 100 eligible securities as of the previous Ranking Review or was added to the Index subsequent to the previous Ranking Review. Securities not meeting such criteria are replaced. The replacement securities chosen are those Index-eligible securities not currently in the Index that have the largest market capitalization. The data used in the ranking includes end of October market data and is updated for total shares outstanding submitted in a publicly filed SEC document via EDGAR through the end of November. Generally, the list of annual additions and deletions is publicly announced via a press release in the early part of December. Replacements are made effective after the close of trading on the third Friday in December. Moreover, if at any time during the year an Index Security is determined by NASDAQ OMX to become ineligible for continued inclusion in the Index based on the Continued Eligibility Criteria (above), the security will be replaced with the largest market capitalization security not currently in the Index and meeting the Initial Index eligibility criteria listed above.

In addition to the Ranking Review, the securities in the Index are monitored every day by NASDAQ OMX with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions, or other corporate actions. NASDAQ OMX has adopted the following weight adjustment procedures with respect to such changes. Changes arising from stock splits, stock dividends, or spin-offs are generally made to the Index on the evening prior to the effective date of such corporate action. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10%, the change will be made as soon as practicable, normally within ten (10) days of such action. Otherwise, if the change in total shares outstanding is less than 10%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September, and December. In any case, the Index share weights for such Index Securities are adjusted by the same percentage amount by which the total shares outstanding have changed in such Index Securities.

* For the purposes of Index eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.

Calculation of the Index

The Index is a modified capitalization-weighted index of 100 of the largest non-financial securities listed on the NASDAQ Global Select or NASDAQ Global Market tier of NASDAQ. The value of the Index equals the aggregate value of the Index share weights of each of the component Index Securities multiplied by each such security's respective official closing price on The NASDAQ Stock Market, divided by the Divisor. The Divisor serves the purpose of scaling such aggregate value (otherwise in the trillions) to a lower order of magnitude which is more desirable for Index reporting purposes. Ordinarily, whenever there is a change in Index share weights or a change in a component security included in the Index, NASDAQ OMX adjusts the Divisor to assure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change. Accordingly, each Index Security's influence on the value of the Index is directly proportional to the value of its weight in the Index. The Index share weights noted above, which are based upon the total shares outstanding in each of the Index Securities, are additionally subject, in certain cases, to a rebalancing (see "The Index-Rebalancing of the Index"). The percentage of the Trust's assets invested in each of the Index Securities is intended to approximate the percentage each Index Security represents in the Index.

Rebalancing of the Index

Effective after the close of trading on December 18, 1998, the Index has been calculated under a "modified capitalization-weighted" methodology, which is a hybrid between equal weighting and conventional capitalization weighting. This methodology is expected to: (1) retain in general the economic attributes of capitalization weighting; (2) promote portfolio weight diversification (thereby limiting domination of the Index by a few large stocks); (3) reduce Index performance distortion by preserving the capitalization ranking of companies; and (4) reduce market impact on the smallest Index Securities from necessary weight rebalancings.

Under the methodology employed, on a quarterly basis coinciding with NASDAQ OMX's quarterly scheduled weight adjustment procedures, the Index Securities are categorized as either "Large Stocks" or "Small Stocks" depending on whether their current percentage weights (after taking into account such scheduled weight adjustments due to stock repurchases, secondary offerings, or other corporate actions) are greater than, or less than or equal to, the average percentage weight in the Index (i.e., as a 100-stock index, the average percentage weight in the Index is 1.0%).

Such quarterly examination will result in an Index rebalancing if either one or both of the following two weight distribution requirements are not met: (1) the current weight of the single largest market capitalization Index Security must be less than or equal to 24.0% and (2) the "collective weight" of those Index Securities whose individual current weights are in excess of 4.5%, when added together, must be less than or equal to 48.0%. In addition, NASDAQ OMX may conduct a special rebalancing if it is determined necessary to maintain the integrity of the Index.

If either one or both of these weight distribution requirements are not met upon quarterly review or NASDAQ OMX determines that a special rebalancing is required, a weight rebalancing will be performed. First, relating to weight distribution requirement (1) above, if the current weight of the single largest Index Security exceeds 24.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by enough for the adjusted weight of the single largest Index Security to be set to 20.0%. Second, relating to weight distribution requirement (2) above, for those Index Securities whose individual current weights or adjusted weights in accordance with the preceding step are in excess of 4.5%, if their "collective weight" exceeds 48.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by just enough for the "collective weight," so adjusted, to be set to 40.0%.

The aggregate weight reduction among the Large Stocks resulting from either or both of the above rescalings will then be redistributed to the Small Stocks in the following iterative manner. In the first iteration, the weight of the largest Small Stock will be scaled upwards by a factor which sets it equal to the average Index weight of 1.0%. The weights of each of the smaller remaining Small Stocks will be scaled up by the same factor reduced in relation to each stock's relative ranking among the Small Stocks such that the smaller the Index Security in the ranking, the less the scale-up of its weight. This is intended to reduce the market impact of the weight rebalancing on the smallest component securities in the Index.

In the second iteration, the weight of the second largest Small Stock, already adjusted in the first iteration, will be scaled upwards by a factor which sets it equal to the average index weight of 1.0%. The weights of each of the smaller remaining Small Stocks will be scaled up by this same factor reduced in relation to each stock's relative ranking among the Small Stocks such that, once again, the smaller the stock in the ranking, the less the scale-up of its weight.

Additional iterations will be performed until the accumulated increase in weight among the Small Stocks exactly equals the aggregate weight reduction among the Large Stocks from rebalancing in accordance with weight distribution requirement (1) and/or weight distribution requirement (2).

Then, to complete the rebalancing procedure, once the final percent weights of each Index Security are set, the Index share weights will be determined a new based upon the official closing prices and aggregate capitalization of the Index at the close on the last trading day in February, May, August and November. Changes to the Index share weights will be made effective after the close of trading on the third Friday in March, June, September, and December and an adjustment to the Divisor will be made to ensure continuity of the Index.

Ordinarily, new rebalanced weights will be determined by applying the above procedures to the current Index share weights. However, NASDAQ OMX may from time to time determine rebalanced weights, if necessary, by instead applying the above procedure to the actual current market capitalization of the Index components. In such instances, NASDAQ would announce the different basis for rebalancing prior to its implementation.

LICENSE AGREEMENT

Under the terms of a license agreement with NASDAQ OMX (the "License Agreement"), the Sponsor has been granted a license to use the Index as a basis for determining the composition of the Trust and to use certain trade names, trademarks, and service marks of NASDAQ OMX in connection with the Trust. The License Agreement may be amended by the parties thereto without the consent of any of the Beneficial Owners of PowerShares QQQ Shares and the License Agreement has no express termination date.

Under the terms of the License Agreement, the Sponsor pays to NASDAQ OMX an annual licensing fee for use of the Index and certain trademarks and service marks which is paid quarterly and is based upon the NAV of the Trust, but shall not exceed 0.09% of the Trust's net assets. The license fee may be lower based on the Trust's NAV. The Sponsor ordinarily will seek reimbursement from the Trust for the amount of licensing fees (see "Expenses of the Trust").

None of the Trust, the Trustee, the Distributor, the DTC, or any Beneficial Owner of PowerShares QQQ Shares is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks and service marks "Nasdaq-100 Index®," "Nasdaq-100®," "Nasdaq®," "The Nasdaq Stock Market®," "PowerShares QQQ Index Tracking StockSM," "QQQ®," "PowerShares QQQ SharesSM," or "PowerShares QQQ TrustSM" or to use the Index except as specifically described therein or as may be specified in the Trust Agreement.

The Index is determined, composed, and calculated by NASDAQ OMX without regard to the Sponsor, the Trust, or the Beneficial Owners of PowerShares QQQ Shares. Nasdaq has complete control and sole discretion in determining, comprising, or calculating the Index or in modifying in any way its method for determining, comprising, or calculating the Index in the future.

PowerShares QQQ Shares are not sponsored, endorsed, sold or promoted by NASDAQ OMX and its affiliates. NASDAQ OMX and its affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the PowerShares QQQ Shares. NASDAQ OMX and its affiliates make no representation or warranty, express or implied to the Beneficial Owners of the PowerShares QQQ Shares or any member of the public regarding the advisability of investing in securities generally or in the PowerShares QQQ Shares particularly, or the ability of the Index to track general stock market performance. NASDAQ OMX and its affiliates relationship to the Sponsor is in the licensing of the trademarks and service marks "Nasdaq-100 Index®," "Nasdaq-100®," "Nasdaq®," "The Nasdaq Stock Market®", "PowerShares QQQ Index Tracking StockSM," "QQQ®," "PowerShares QQQ SharesSM," or "PowerShares QQQ TrustSM" and the use of the Index which is determined, composed and calculated by

NASDAQ OMX without regard to the Sponsor or the PowerShares QQQ Shares. NASDAQ OMX and its affiliates have no obligation to take the needs of the Sponsor or the Beneficial Owners of the PowerShares QQQ Shares into consideration in determining, composing or calculating the Index. NASDAQ OMX and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the PowerShares QQQ Shares to be issued or in the determination or calculation of the equation by which the PowerShares QQQ Shares are to be converted into cash. NASDAQ OMX and its affiliates have no liability in connection with the administration, marketing or trading of the PowerShares QQQ Shares.

NASDAQ OMX and its affiliates do not guarantee the accuracy and/or the completeness of the Index or any data used to calculate the Index or determine the Index components. NASDAQ OMX and its affiliates do not guarantee the uninterrupted or undelayed calculation or dissemination of the Index. NASDAQ OMX and its affiliates shall have no liability for any errors, omissions, or interruptions therein. NASDAQ OMX and its affiliates do not guarantee that the Index accurately reflects past, present, or future market performance. NASDAQ OMX and its affiliates make no warranty, express or implied, as to results to be obtained by the Sponsor, the Trust, Beneficial Owners of PowerShares QQQ Shares, or any other person or entity from the use of the Index or any data included therein. NASDAQ OMX and its affiliates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use, with respect to the Index or any data included therein. NASDAQ OMX and its affiliates make no representation or warranty, express or implied, and bear no liability with respect to PowerShares QQQ Shares. Without limiting any of the foregoing, in no event shall NASDAQ OMX or its affiliates have any liability for any lost profits or indirect, punitive, special, or consequential damages (including lost profits), even if notified of the possibility of such damages.

MARKETPLACE LISTING

PowerShares QQQ Shares are listed for trading on the NASDAQ Global Market tier of NASDAQ. Previously (prior to December 1, 2004), PowerShares QQQ Shares were listed on the American Stock Exchange, the predecessor to the NYSE MKT. Transactions involving PowerShares QQQ Shares in the public trading market are subject to customary brokerage charges and commissions.

The prior sponsor's aim in designing PowerShares QQQ Shares was to provide investors with a security whose initial market value would approximate one-fortieth (1/40th) the value of the Index. The market price of a PowerShares QQQ Share may be affected by supply and demand for the underlying securities, market volatility, sentiment, and other factors. Note also, that due to these factors as well as other factors, including required distributions for tax purposes (see "Tax Status of the Trust") or the sale of Securities to meet Trust expenses in excess of the dividends received on the Securities (see "Expenses of the Trust"), the one-fortieth (1/40th) relationship between the initial value of a PowerShares QQQ Share and the value of the Index is not expected to persist indefinitely.

There can be no assurance that PowerShares QQQ Shares will always be listed on NASDAQ. NASDAQ will consider the suspension of trading in or removal from listing of PowerShares QQQ Shares: (a) if the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of PowerShares QQQ Shares for 30 or more consecutive trading days; (b) if the Index is no longer calculated or available; or (c) if such other event shall occur or condition exists which, in the opinion of NASDAQ, makes further dealings on NASDAQ inadvisable.

The Trust will be terminated in the event that PowerShares QQQ Shares are delisted from NASDAQ and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association (see "Administration of the Trust—Termination").

TAX STATUS OF THE TRUST

For the fiscal year ended September 30, 2012, the Trust qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain diversification tests, and (c) distribute in each taxable year at least 90% of its investment company taxable income. If the Trust qualifies as a regulated investment company, subject to certain conditions and requirements, the Trust will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its ordinary taxable income and 98.2% of its capital gains for the one year period ending on October 31.

Tax Consequences to Beneficial Owners

Any net dividends paid by the Trust from its investment company taxable income (which includes dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) will be taxable to Beneficial Owners as ordinary income. Non-corporate holders, however, will be eligible for a special maximum tax rate for qualified dividend income (15% for tax years beginning before January 1, 2013 and 20% thereafter) to the extent the Trust's dividends are designated by the Trust as attributable to qualified dividend income received by the Trust (generally, dividends received by the Trust from domestic corporations and certain foreign corporations). A net dividend, if any, paid in January will be considered for federal income tax purposes to have been paid by the Trust and received by Beneficial Owners on the preceding December 31 if the net dividend was declared in the preceding October, November, or December to Beneficial Owners of record shown on the records of the DTC and the DTC Participants (see "The Trust—Book-Entry-Only System") on a date in one of those months.

Distributions paid by the Trust from the excess of net long-term capital gains over net short-term capital losses ("net capital gain") are taxable as long-term capital gain, regardless of the length of time an investor has owned PowerShares QQQ Shares. Any loss on the sale or exchange of a PowerShares QQQ Share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. For corporate investors, net dividends from net investment income (but not return of capital distributions or capital gain dividends) generally will qualify for the corporate dividends-received deduction to the extent of qualifying dividend income received by the Trust, subject to the limitations contained in the Code. Investors should note that the quarterly net dividends paid by the Trust, if any, will not be based on the Trust's investment company taxable income and net capital gain, but rather will be based on the dividends paid with respect to the Securities net of accrued expenses and liabilities of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes, or the Trust may make additional distributions in excess of the yield performance of the Securities in order to distribute all of its investment company taxable income and net capital gain.

Distributions in excess of the Trust's current or accumulated earnings and profits (as specially computed) generally will be treated as a return of capital for federal income tax purposes and will reduce a Beneficial Owner's tax basis in PowerShares QQQ Shares. Return of capital distributions may result, for example, if a portion of the net dividends, if any, declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Trust. Under certain circumstances, a significant portion of any quarterly net dividends of the Trust could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding PowerShares QQQ Shares fluctuates significantly, as may occur during the initial years of the Trust. Beneficial Owners will receive annual notification from the Trustee through the DTC Participants as to the tax status of the Trust's distributions (see "The Trust—Book-Entry-Only System"). A distribution, if any, paid shortly after a purchase or creation of PowerShares QQQ Shares may be taxable even though in effect it may represent a return of capital.

For taxable years beginning after December 31, 2012, under provisions intended to provide funding for health care measures, certain non-corporate taxpayers may be subject to an additional 3.8% net investment income tax on their dividend income, net capital gains and certain other amounts. Affected investors should consult with their own tax advisors about the possible impact of this tax.

The sale of PowerShares QQQ Shares by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

Under the Code, an in-kind redemption of PowerShares QQQ Shares will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally will recognize gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and securities received and its tax basis in the PowerShares QQQ Shares redeemed. Securities received upon redemption (which will be comprised of the securities portion of the Portfolio Deposit in effect on the date of redemption) generally will have an initial tax basis equal to their respective market values on the date of redemption. The U.S. Internal Revenue Service ("IRS") may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner's economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of PowerShares QQQ Shares in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of PowerShares QQQ Shares.

Net dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes.

Deposit of a Portfolio Deposit with the Trustee in exchange for PowerShares QQQ Shares in Creation Unit size aggregations will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event to the depositor under the Code, and a depositor generally will recognize gain or loss with respect to each security deposited equal to the difference between the amount realized in respect of the security and the depositor's tax basis therein. The amount realized with respect to a security deposited should be determined by allocating the value on the date of deposit of the PowerShares QQQ Shares received (less any cash paid to the Trust, or plus any cash received from the Trust, in connection with the deposit) among the securities deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by a depositor on the basis that there has been no material change in the depositor's economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Depositors should consult their own tax advisors as to the tax consequences to them of a deposit to the Trust.

The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the depositor or group of depositors, upon obtaining the PowerShares QQQ Shares ordered, would own eighty percent (80%) or more of the outstanding PowerShares QQQ Shares, and if pursuant to section 351 of the Code such a circumstance would result in the Trust having a basis in the securities deposited different from the market value of such securities on the date of deposit. The Trustee has the right to require information regarding PowerShares QQQ Share ownership pursuant to the PowerShares QQQ Participant Agreement and from the DTC and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

Distributions of ordinary income paid to Beneficial Owners who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, Beneficial Owners who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of the PowerShares QQQ Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual Beneficial Owner, the Beneficial Owner is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of PowerShares QQQ Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Dividends paid by the Trust to Beneficial Owners who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by a Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the Beneficial Owner. (These provisions relating to distributions to Beneficial Owners who are nonresident aliens or foreign entities only apply to distributions with respect to taxable years of the Trust beginning before January 1, 2014. A U.S. law enacted in 2010 imposes a withholding tax of 30% on certain payments after December 31, 2013 to a

"foreign financial institution," unless that foreign financial institution enters into an agreement with the U.S. Internal Revenue Service to collect and provide information about its direct and indirect U.S. owners. In addition, certain payments after December 31, 2013 to other foreign entities may also be subject to 30% withholding unless the direct and indirect owners of those entities supply the payor with certain required information. Regulations to implement this new legislation have not been issued, although proposed regulations and other guidance has been issued, and thus some details are not yet clear, but the new law could require the Trust to withhold at a 30% rate with respect to certain Beneficial Owners' (who are nonresident aliens or foreign entities) share of certain income of the Trust unless such Beneficial Owners enter into an agreement with the U.S. Internal Revenue Service or provide required information. Reduced treaty rates would not be available for Beneficial Owners that do not comply with these rules. Beneficial Owners are encouraged to consult with their own tax advisors concerning the possible implications of this new law, particularly if such Beneficial Owners have direct or indirect U.S. owners.)

In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations and which may include certain real estate investment trusts and certain real estate investment trust capital gain dividends) will generally be subject to United States withholding tax and may give rise to an obligation on the part of the Beneficial Owner to file a United States tax return. Nonresident Beneficial Owners of PowerShares QQQ Shares are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Backup withholding at a current rate of 28% will apply to dividends, capital gain distributions, redemptions and sales of PowerShares QQQ Shares unless (a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a Beneficial Owner will be allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund from the IRS, provided that the required information is furnished to the IRS.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local, and foreign tax consequences to them of an investment in the Trust, including the effect of possible legislative changes.

ERISA CONSIDERATIONS

In considering the advisability of an investment in PowerShares QQQ Shares, fiduciaries of pension, profit sharing, or other tax-qualified retirement plans (including Keogh Plans) and welfare plans (collectively, "Plans") subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider, among other things, whether an investment in PowerShares QQQ Shares is permitted by the documents and instruments governing the Plan and whether the investment satisfies the exclusive benefit, prudence, and diversification requirements of ERISA and whether any investment in the Trust could result in a prohibited transaction (as defined below) that is not exempt under ERISA and Section 4975 of the Code or pursuant to an exemption issued by the U.S. Department of Labor (the "DOL"). Individual retirement account ("IRA") investors should consider that an IRA may make only such investments as are authorized by its governing instruments.

The fiduciary standards and prohibited transactions rules of ERISA and Section 4975 of the Code will not apply to transactions involving the Trust's assets while PowerShares QQQ Shares are held by a Plan or IRA. Unlike many other investment vehicles offered to Plans and IRAs, the Trust's assets will not be treated as "plan assets" of the Plans or other plans subject to Section 4975 of the Code, such as IRAs, which acquire or purchase PowerShares QQQ Shares. Although ERISA imposes certain duties on Plan fiduciaries and ERISA and/or Section 4975 of the Code prohibit certain transactions ("prohibited transactions") involving "plan assets" between Plans or other plans subject to Section 4975 of the Code, such as IRAs, and their fiduciaries or certain related persons, those rules will not apply to transactions involving the Trust's assets because PowerShares QQQ Shares represent an interest in the Trust, and the Trust is registered as an investment company under the 1940 Act. ERISA, the Code, and the DOL regulations contain unconditional language exempting the assets of registered investment companies under the 1940 Act from treatment as "plan assets" in applying the fiduciary and prohibited transaction provisions of ERISA and the Code. However, Plans and IRAs that are purchasers of PowerShares QQQ Shares should be sure that the purchase and holding of the Shares does not involve a prohibited transaction.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA that have not made the election under Section 410(d) of the Code) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes on investments in the PowerShares QQQ Shares, and fiduciaries of church plans and foreign plans should consider the impact of applicable law, and the considerations discussed above, to the extent applicable.

CONTINUOUS OFFERING OF POWERSHARES QQQ SHARES

PowerShares QQQ Shares in Creation Unit size aggregations are offered continuously to the public by the Trust through the Distributor and are delivered upon the deposit of a Portfolio Deposit (see "The Trust—Procedures for Creation of Creation Units"). Persons making Portfolio Deposits and creating Creation Unit size aggregations of PowerShares QQQ Shares will receive no fees, commissions, or other form of compensation or inducement of any kind from the Sponsor or the Distributor, nor will any such person have any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of PowerShares QQQ Shares. Notwithstanding the above, the Sponsor reserves the right, in its sole discretion, to periodically reimburse in whole or in part the Transaction Fees paid by eligible entities in connection with the creation or redemption of certain lot-sizes of PowerShares QQQ Shares.

Because new PowerShares QQQ Shares can be created and issued on an ongoing basis, at any point during the life of the Trust a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent PowerShares QQQ Shares, and sells the PowerShares QQQ Shares directly to its customers, or if it chooses to couple the creation of a supply of new PowerShares QQQ Shares with an active selling effort involving solicitation of secondary market demand for PowerShares QQQ Shares. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with PowerShares QQQ Shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act.

The Sponsor intends to market PowerShares QQQ Shares through broker-dealers who are members of FINRA. Investors intending to create or redeem Creation Unit size aggregations of PowerShares QQQ Shares in transactions not involving a broker-dealer registered in such investor's state of domicile or residence should consult counsel regarding applicable broker-dealer or securities regulatory requirements under such state securities laws prior to such creation or redemption.

EXPENSES OF THE TRUST

Until the Sponsor determines otherwise, the Sponsor has undertaken that the ordinary operating expenses of the Trust will not be permitted to exceed 0.20% per annum of the daily NAV of the Trust. If the ordinary operating expenses of the Trust exceed such 0.20% level, the Sponsor will reimburse the Trust or assume invoices on behalf of the Trust for such excess ordinary operating expenses. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.20% per annum level on any given day. Ordinary operating expenses of the Trust do not include taxes, brokerage commissions, and such extraordinary nonrecurring expenses as may arise, including without limitation the cost of any litigation to which the Trust or Trustee may be a party. The Sponsor may discontinue its undertaking to limit ordinary operating expenses of the Trust or renew this undertaking for an additional period of time, or may choose to reimburse or assume certain Trust expenses in later periods in order to keep Trust expenses at a level lower than what would reflect ordinary operating expenses of the Trust, but is not obligated to do so. In any event, it is possible that, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.20% per annum.

Subject to any applicable cap, the Sponsor reserves the right to charge the Trust a special sponsor fee from time to time in reimbursement for certain services it may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced, although neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee's fee as discussed more fully below; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees, and charges payable by the Trustee with respect to PowerShares QQQ Shares (whether in Creation Unit size aggregations or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of PowerShares QQQ Shares (whether in Creation Unit size aggregations or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by them in the administration of the Trust without gross negligence, bad faith, willfull misconduct, or willfull malfeasance on their part or reckless disregard of their obligations and duties; (h) expenses incurred in contacting Beneficial Owners of PowerShares QQQ Shares during the life of the Trust and upon termination of the Trust; (i) brokerage commissions incurred by the Trustee when acquiring or selling Index Securities pursuant to the provisions of the Trust Agreement; and (j) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

Since inception, the Trustee has used the services of ConvergEx Execution Solutions LLC, or its predecessor entities ("ConvergEx"), an affiliated broker-dealer, for the execution of all brokerage transactions for the Trust, including adjustments to the Portfolio in connection with the addition or removal of Index Securities from the Index. ConvergEx receives a fixed commission per Index Security share on all such brokerage transactions and, in return for such commission, seeks to execute purchases and sales of Index Security shares at the closing price or at a price more beneficial to the Trust. Any price improvement relative to the closing price of the Index Security that is obtained by ConvergEx is for the benefit of that Trust, and not the Trustee or ConvergEx.

The Trust Agreement requires the Trustee to direct its securities transactions only to brokers or dealers, which may include affiliates of the Trustee, from which the Trustee expects to obtain the most favorable prices for execution of orders. The Trustee has reviewed the execution services ConvergEx provides to the Trust and has determined that they are consistent with the requirements of the Trust Agreement.

In addition, in accordance with the terms of the Trust Agreement, the Trustee may employ one or more agents, including the Sponsor or the Sponsor's affiliates, to, among other things, adjust the composition of the Portfolio, calculate and adjust, if necessary, the weighting of each Security in the Portfolio, dispose of or exchange Securities after it has been determined that such Securities will be removed from the Index and direct securities transactions to brokers or dealers, which may include affiliates of the Trustee, including ConvergEx, but will not include affiliates of the Sponsor.

The Trustee, from its own assets, will pay the Sponsor for these services. The amount paid to the Sponsor will not exceed the cost to the Sponsor of providing such services. However, to the extent any fees, expenses and disbursements that are incurred in connection with the services performed by such agent would constitute fees, expenses or disbursements of the Trust if incurred by the Trustee, such fees, expenses and disbursements will be paid by the Trust pursuant to the terms of the Trust Agreement and in accordance with applicable law.

Aggregate annual brokerage commissions paid to ConvergEx by the Trust are included in Note 5, Related Party Transactions, in the notes to the Trust's financial statements.

In addition to the specific expenses discussed in the previous paragraph, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to NASDAQ OMX in respect of annual licensing fees pursuant to the License Agreement, (b) federal and state annual registration fees for the issuance of PowerShares QQQ Shares, and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing PowerShares QQQ Shares and the Trust (including, but not limited to, associated legal, audit, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 20/100 of 1% (0.20%) per annum of the daily NAV of the Trust.

If income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to cover Trust fees and expenses, the Trustee will sell Securities in an amount sufficient to pay the excess of accrued fees and expenses over the dividends and other Trust accrued income. Specifically, the Trustee will ordinarily be required to sell Securities whenever the Trustee determines that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and other Trust income accrued on a daily basis by more than 1/100 of one percent (0.01%) of the NAV of the Trust. Whenever the 0.01% threshold is exceeded, the Trustee will sell sufficient Securities to cover such excess no later than the next occasion it is required to make adjustments to the Portfolio due to a Misweighting (see "The Portfolio—Adjustments to the Portfolio"), unless the Trustee determines, in its discretion, that such a sale is unnecessary because the cash to be generated is not needed by the Trust at that time for the payment of expenses then due or because the Trustee otherwise determines that such sale is not warranted or advisable. At the time of the sale, the Trustee shall first sell Securities that are over-weighted in the Portfolio as compared to their relative weighting in the Index.

The Trustee may also make advances to the Trust to cover expenses. The Trustee may reimburse itself in the amount of any such advance, plus any amounts required by the Federal Reserve Board which are related to such advances, together with interest thereon at a percentage rate equal to the then-current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall ordinarily sell Securities to reimburse itself for the amount of such advance and any accrued interest thereon. Such advances, as well as rights of the Trustee to the payment of its fee, reimbursement of expenses and other claims, will be secured by a lien upon and a security interest in the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust (see "Valuation").

For services performed under the Trust Agreement, the Trustee is paid by the Trust a fee at an annual rate of 4/100 of 1% to 10/100 of 1% of the NAV of the Trust, as shown below, such percentage amount to vary depending on the NAV of the Trust. Such compensation is computed on each Business Day on the basis of the NAV of the Trust on such day, and the amount thereof is accrued daily and paid monthly. The Trustee, in its discretion, may waive all or a portion of such fee. Notwithstanding the fee schedule set forth in the table below, the Trustee shall be paid a minimum annual fee of $180,000 per annum. To the extent that the amount of the Trustee's compensation is less than such minimum annual fee, the Sponsor has agreed to pay the amount of any such shortfall.

TRUSTEE FEE SCALE

NAV of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0 – $499,999,999	10/100 of 1% per annum*
$500,000,000 – $2,499,999,999	8/100 of 1% per annum*
$2,500,000,000 – $24,999,999,999	6/100 of 1% per annum*
$25,000,000,000 – $49,999,999,999	5/100 of 1% per annum*
$50,000,000,000 and over	4/100 of 1% per annum*

*  The fee indicated applies to that portion of the NAV of the Trust which falls in the size category indicated.

VALUATION

The NAV of the Trust is computed as of the Evaluation Time shown under "Summary-Essential Information" on each Business Day. The NAV of the Trust on a per PowerShares QQQ Share basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Trust's investments and other assets and dividing the result by the total number of outstanding PowerShares QQQ Shares.

The aggregate value of the Securities shall be determined by the Trustee in good faith in the following manner. The value of a Security shall generally be based on the NASDAQ official closing price for the Security on that day

(unless the Trustee deems such price inappropriate as a basis for evaluation) on The NASDAQ Stock Market or, if there is no such appropriate closing sale price on The NASDAQ Stock Market, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If a Security is not so quoted on The NASDAQ Stock Market or, if so quoted and the principal market therefor is other than on The NASDAQ Stock Market or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based (a) on the closing price for the Security on another market on which the Security is traded, if available, or otherwise based on the closing sale price on The NASDAQ Stock Market on the last day that the security traded (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, at the closing bid price on such other market, (b) on current bid prices on The NASDAQ Stock Market or such other markets, (c) if bid prices are not available, on the basis of current bid prices for comparable securities, (d) by the Trustee's appraising the value of the Securities in good faith on the bid side of the market, or (e) by any combination thereof.

ADMINISTRATION OF THE TRUST

Distributions to Beneficial Owners

The regular quarterly ex-dividend date with respect to net dividends, if any, for PowerShares QQQ Shares is the third Friday in each of March, June, September, and December, unless such day is not a Business Day, in which case the ex-dividend date will be the immediately preceding Business Day. Beneficial Owners as reflected on the records of the DTC and the DTC Participants on the second Business Day following the ex-dividend date (the "Record Date") are entitled to receive an amount, if any, representing dividends accumulated on the Securities through the quarterly Accumulation Period which ends on the Business Day preceding such ex-dividend date (including Securities with ex-dividend dates falling within such quarterly dividend period) and other income, if any, received by the Trust, net of the fees and expenses of the Trust, accrued daily for such period. For the purposes of such distributions, dividends per PowerShares QQQ Share are calculated at least to the nearest 1/100th of $0.01. However, there shall be no net dividend distribution in any given quarter, and any net dividend amounts will be rolled into the next Accumulation Period, if the aggregate net dividend distribution would be in an amount less than 5/100 of one percent (0.05%) of the NAV of the Trust as of the Friday in the week immediately preceding the ex-dividend date, unless the Trustee determines that such net dividend distribution is required to be made in order to maintain the Trust's status as a regulated investment company or to avoid the imposition of income or excise taxes on undistributed income (see "Tax Status of the Trust"). When net dividend payments are to be made by the Trust, payment will be made on the last

Business Day in the calendar month following each ex-dividend date (the "Dividend Payment Date").

Dividends payable to the Trust in respect of the Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Securities, including but not limited to the Cash Component, the Cash Redemption Amount, all moneys realized by the Trustee from the sale of options, warrants, or other similar rights received or distributed in respect of the Securities as dividends or distributions and capital gains resulting from the sale of Securities, are also credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed or otherwise utilized in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to such accounts generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce any charges made in connection with advances made by the Trustee on behalf of the Trust to cover Trust expenses in those cases when the Trust income is insufficient to pay such expenses when due (see "Expenses of the Trust").

The Trust has qualified, and intends to continue to qualify, as a regulated investment company for federal income tax purposes. A regulated investment company is not subject to federal income tax on its net investment income and capital gains that it distributes to shareholders, so long as it meets certain overall distribution and diversification requirements and other conditions under Subchapter M of the Code. The Trust intends to satisfy these overall distribution and diversification requirements and to otherwise satisfy any required conditions. The Trustee intends to make additional distributions to the minimum extent necessary (i) to distribute the entire annual investment company taxable income of the Trust, plus any net capital gains (from sales of securities in connection with adjustments to the Portfolio, payment of the expenses of the Trust, or to generate cash for such distributions), and (ii) to avoid imposition of the excise tax imposed by section 4982 of the Code. The additional distributions, if needed, would consist of (a) any amount by which estimated Trust investment company taxable income and net capital gains for a fiscal year exceed the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after the actual annual investment company taxable income and net capital gains of the Trust have been computed of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust will be reduced by the amount of such additional distributions. The magnitude of the additional distributions, if any, will depend upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of Securities in connection with adjustments to the Portfolio will have been used to purchase shares of Index

Securities, the Trust may have no cash or insufficient cash with which to pay any such additional distributions. In that case, the Trustee typically will have to sell shares of the Securities sufficient to produce the cash required to make such additional distributions. In selecting the Securities to be sold to produce cash for such distributions, the Trustee will choose among the Securities that are over-weighted in the Portfolio relative to their weighting in the Index first and then from among all other Securities in a manner so as to maintain the weighting of each of the Securities within the applicable Misweighting Amount.

The Trustee may declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income. The Trustee further reserves the right to declare special dividends if, in its discretion, it would be otherwise advantageous to the Beneficial Owners.

The Trustee may vary the frequency with which periodic distributions, if any, are to be made from the Trust (e.g., from quarterly to semi-annually) if it is determined by the Sponsor and the Trustee, in their discretion, that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee reserves the right to change the regular ex-dividend date for PowerShares QQQ Shares to another regular date if it is determined by the Sponsor and the Trustee, in their discretion, that such a change would be advantageous to the Trust. Notice of any such variance or change (which notice shall include changes to the Record Date, the ex-dividend date, the Dividend Payment Date, and the Accumulation Period resulting from such variance) shall be provided to Beneficial Owners via the DTC and the DTC Participants (see "The Trust—Book-Entry-Only System").

The Trustee may advance out of its own funds any amounts necessary to permit distributions via the DTC to Beneficial Owners. The Trustee may reimburse itself in the amount of such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, plus Federal Reserve Bank requirements, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall ordinarily sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien upon and a security interest in the assets of the Trust in favor of the Trustee.

In addition, as soon as practicable after notice of termination of the Trust, the Trustee will distribute via the DTC and the DTC Participants to each Beneficial Owner redeeming PowerShares QQQ Shares in Creation Unit size aggregations prior to the termination date specified in such notice, a portion of the Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practical after termination of the Trust, such Beneficial Owner's pro rata share in cash of the NAV of the Trust.

All distributions are made by the Trustee through the DTC and the DTC Participants to Beneficial Owners as recorded on the book-entry system of the DTC and the DTC Participants.

The settlement date for the creation of PowerShares QQQ Shares in Creation Unit size aggregations or the purchase of PowerShares QQQ Shares in the secondary market must occur on or prior to the Record Date in order for such creator or purchaser to receive any distributions made by the Trust on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior security holder or Beneficial Owner as of such Record Date.

Statements to Beneficial Owners; Annual Reports

With each distribution, the Trustee will furnish for distribution to Beneficial Owners (see "The Trust—Book-Entry-Only System") a statement setting forth the amount being distributed expressed as a dollar amount per PowerShares QQQ Share.

Promptly after the end of each fiscal year, the Trustee will furnish to the DTC Participants, for distribution to each person who was a Beneficial Owner of PowerShares QQQ Shares at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules, and regulations.

Rights of Beneficial Owners

PowerShares QQQ Shares in Creation Unit size aggregations (i.e., 50,000 PowerShares QQQ Shares) may be tendered to the Trustee for redemption. Beneficial Owners may sell PowerShares QQQ Shares in the secondary market, but must accumulate enough PowerShares QQQ Shares (i.e., 50,000 shares) to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner will not operate to terminate the Trust nor entitle such Beneficial Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust. By its purchase of a PowerShares QQQ Share, each Beneficial Owner expressly waives any right he or she may have under law to require the Trustee at any time to account, in any manner other than as expressly provided in the Trust Agreement, for the Securities or moneys from time to time received, held, and applied by the Trustee under the Trust.

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting securities in the Trust. The Trustee votes the voting securities of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

Amendment

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent or to make such other provisions in regard to matters or questions arising thereunder as will not adversely affect the interests of Beneficial Owners; (b) to change any provision thereof as may be required by the Commission; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a "regulated investment company" under the Code; (d) to add or change any provision thereof as may be necessary or advisable in the event that NSCC or the DTC is unable or unwilling to continue to perform its functions as set forth therein; (e) to add or change any provision thereof to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by NASDAQ OMX in its method of determining the Index; (f) to add or change any provision thereof as may be necessary to implement a dividend reinvestment plan or service; (g) to make changes to the Transaction Fee and to other amounts charged in connection with creations and redemptions of PowerShares QQQ Shares within the original parameters set forth in the Trust Agreement; and (h) to make changes to the level of net dividends below which a dividend distribution will not be paid in a given quarter and will instead be rolled into the next Accumulation Period.

The Trust Agreement may also be amended from time to time by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding PowerShares QQQ Shares to add provisions to or change or eliminate any of the provisions of the Trust Agreement or to modify the rights of Beneficial Owners; provided, however, that the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding PowerShares QQQ Shares if such amendment would (1) permit, except in accordance with the terms and conditions of the Trust Agreement, the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (2) reduce the interest of any Beneficial Owner in the Trust; or (3) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of any such amendment, the Trustee shall receive from the DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding PowerShares QQQ Shares. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds PowerShares QQQ Shares, and provide each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to such Beneficial Owners.

Termination

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U, such adjustment to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve-month period ending in the last month of the preceding fiscal year.

The Trust will also terminate in the event that PowerShares QQQ Shares are delisted from NASDAQ and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association. NASDAQ will consider the suspension of trading in or the delisting of PowerShares QQQ Shares as discussed above.

The Trust may also be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding PowerShares QQQ Shares; (b) if the DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a suitable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to PowerShares QQQ Shares and a suitable replacement is unavailable, or if the Trustee is no longer a participant in NSCC or any successor to NSCC providing clearance services; (d) if NASDAQ ceases publishing the Index; and (e) if the License Agreement is terminated. The Trust will also terminate by its terms on the Mandatory Termination Date.

If either the Sponsor or the Trustee shall resign or be removed and a successor is not appointed, the Trust will terminate. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

Prior written notice of the termination of the Trust will be given at least twenty (20) days prior to termination of the Trust to all Beneficial Owners in the manner described above. The notice will set forth the date on which the Trust will be terminated (the "Termination Date"), the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of PowerShares QQQ Shares (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the PowerShares QQQ Shares held, and the date determined by the Trustee upon which the books of the Trust shall be closed. Such notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof and thereafter, the portfolio of Securities delivered upon redemption shall be essentially identical in composition and weighting to the Securities held in the Trust as of such date rather than the securities portion of the Portfolio Deposit as in effect on the date the request for redemption is deemed received. Beneficial Owners of PowerShares QQQ Shares in Creation Unit size aggregations may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period of time after the Termination Date the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred by reason of any such sale or sales. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a Security, the closing or restriction of trading, the outbreak of hostilities, or the collapse of the economy. Upon receipt of proceeds from the sale of the last Security, the Trustee shall deduct therefrom its fees and all other expenses. The remaining amount shall be transmitted to the DTC for distribution via the DTC Participants, together with a final statement setting forth the computation of the gross amount distributed. PowerShares QQQ Shares not redeemed prior to termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of the Securities. Such redemptions in cash at NAV shall be available to all Beneficial Owners, with no minimum aggregation of PowerShares QQQ Shares required.

SPONSOR

The Sponsor of the Trust is Invesco PowerShares Capital Management LLC, a Delaware limited liability company formed on February 7, 2003 with offices at 300 West Roosevelt Road, Wheaton, IL 60187. The Sponsor's Internal Revenue Service Employer Identification Number is 75-3098642.

NASDAQ Global Funds, Inc. was previously the sponsor of the Trust until March 21, 2007 when sponsorship of the Trust was transferred to the Sponsor.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell PowerShares QQQ Shares to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of PowerShares QQQ Shares within a specified time period.

If at any time the Sponsor shall fail to undertake or perform or become incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required of it to be undertaken or performed, or shall resign, or shall become bankrupt or its affairs shall be taken over by public authorities, the Trustee may appoint a successor Sponsor as shall be satisfactory to the Trustee, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to the DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor's execution of a written acceptance of such appointment as Sponsor of the Trust, such successor Sponsor shall become vested with all of the rights, powers, duties, and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of such appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust, which the Trustee shall do if no successor Sponsor is appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any reason whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of PowerShares QQQ Shares.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust, or to the Beneficial Owners of PowerShares QQQ Shares for taking any action or for refraining from taking any action made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willfull misconduct, or willfull malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust by reason of the sale of any Securities of the Trust.

The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor (each a "Sponsor Indemnified Party") shall be indemnified from the assets of the Trust and held harmless against any loss, liability, or expense incurred without gross negligence, bad faith, willfull misconduct, or willfull malfeasance on the part of any Sponsor Indemnified Party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

TRUSTEE

The Trustee is The Bank of New York Mellon, a corporation organized under the laws of the State of New York with trust powers. The Trustee has an office at 2 Hanson Place, 12th Floor, Brooklyn, NY 11217 and its Internal Revenue Service Employer Identification Number is 135-160382. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York, the Federal Deposit Insurance Corporation and the New York State Banking Department.

Under the Trust Agreement, the Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants that are reflected on the records of the DTC as owning PowerShares QQQ Shares, for distribution to Beneficial Owners as provided above (see "The Trust—Book-Entry-Only System") not less than sixty (60) days before the date such resignation is to take effect. Such resignation will become effective upon the appointment of and the acceptance of the Trust by a successor Trustee or, if no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate (see "Administration of the Trust—Termination"). The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly.

In case the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. Notice of such discharge and appointment shall be mailed by the Sponsor to the DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Trustee's execution of a written acceptance of an appointment as Trustee for the Trust, such successor Trustee will become vested with all the rights, powers, duties, and obligations of the original Trustee. A successor Trustee is required to be a bank, trust company, corporation, or national banking association organized and doing business under the laws of the United States or any state thereof, to be authorized under such laws to exercise corporate trust powers, and to have at all times an aggregate capital, surplus, and undivided profit of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding PowerShares QQQ Shares may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee in the manner specified above and in the Trust Agreement.

The Trust Agreement provides that the Trustee is not liable for any action taken in reasonable reliance on properly executed documents or for the disposition of moneys or Securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willfull malfeasance, willfull misconduct, or reckless disregard of its duties and obligations, nor is the Trustee liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Securities in the Trust. In the event of the failure of the Sponsor to act, the Trustee may act and is not liable for any such action taken by it in good faith. The Trustee is not personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee (each a "Trustee Indemnified Party") will be indemnified from the assets of the Trust and held harmless against any loss, liability, or expense incurred without gross negligence, bad faith, willfull misconduct, willfull malfeasance on the part of such Trustee Indemnified Party, or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

DEPOSITORY

The DTC is a limited purpose trust company and member of the Federal Reserve System.

DISTRIBUTOR

ALPS Distributors, Inc. serves as the Distributor for the Trust. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor is a registered broker-dealer and a member of FINRA.

LEGAL OPINION

The legality of the PowerShares QQQ Shares offered hereby has been passed upon by Jones Day, New York, NY, as counsel for the Trust. Winston & Strawn, New York, NY, has acted as counsel for the Trustee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of September 30, 2012 in this Prospectus have been included in reliance upon the report of Ernst & Young LLP, independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by their respective employees. Any references in such code of ethics to the Trusts shall include PowerShares QQQ TrustSM, Series 1. Subject to certain conditions and standards, the code permits employees to invest in the PowerShares QQQ Shares for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the Commission and you may obtain a copy by visiting the Commission at the address listed on the back cover of this prospectus. The code is also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfosec.gov, or by writing the Commission at the address listed on the back cover of this prospectus.

INFORMATION AND COMPARISON RELATING TO TRUST, SECONDARY MARKET TRADING, NET ASSET SIZE, PERFORMANCE, AND TAX TREATMENT

Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance, and the tax treatment of PowerShares QQQ Shares, may be included from time to time in advertisements, sales literature, and other communications as well as in reports to current or prospective Beneficial Owners. Any such performance-related information will reflect only past performance of PowerShares QQQ Shares, and no guarantees can be made of future results.

Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification, and risk tolerance, as well as specific investment techniques such as indexing and hedging. In addition, information may be presented to prospective or current Beneficial Owners regarding the purchase of PowerShares QQQ Shares in the secondary market, such as margin requirements, types of orders that may be entered, and information concerning short sales. Similarly, market data symbols, trading fractions, other trading information, and the CUSIP number relating to PowerShares QQQ Shares may be included in such information. Comparisons with other investment vehicles, such as mutual funds, may be made with respect to the application of such requirements, costs of fund management and administration, costs and advantages of intraday trading, and rules applicable to short sales.

Information regarding the Trust's net asset size may be stated in communications to prospective or current Beneficial Owners for one or more time periods, including annual, year-to-date, or daily periods. Such information may also be expressed in terms of the total number of PowerShares QQQ Shares outstanding as of one or more time periods. Factors integral to the size of the Trust's net assets, such as creation volume and activity, may also be discussed and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.

Information may be provided to investors regarding the ability to engage in short sales of PowerShares QQQ Shares, including reference to any applicable exemption from the "tick test" provision of the defined Commission's "short sale rule" (Rule 10a-1 under the "Securities Exchange Act" of 1934), to permit short sales on "minus" or "zero-minus" ticks. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow prior to effecting the sale. Institutional investors may be advised that lending their PowerShares QQQ Shares to short sellers may generate stock loan credits which may supplement the return they can earn from an investment in PowerShares QQQ Shares. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend PowerShares QQQ Shares. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

Information may be provided to investors regarding capital gains distributions by the Trust, including historical information relating to such distributions. Comparisons between the Trust and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Trust and such other investment vehicles (e.g., realization of capital gains or losses to the Trust and to such other investment vehicles in connection with redemption of their respective securities). (See "Tax Status of the Trust" for discussion of tax consequences to Beneficial Owners of PowerShares QQQ Shares in connection with the sale or redemption of PowerShares QQQ Shares.) Based on projected differences between PowerShares QQQ Shares and conventional mutual funds with regard to capital gains distributions, projections may be made regarding comparative capital gains distributions and tax rates for taxable investors holding PowerShares QQQ Shares over a long period of time. Comparisons may also be provided regarding the probable tax impact resulting from rebalancing of the Trust portfolio (see "The Portfolio—Adjustments to the Portfolio") and adjustments to the portfolio of an actively managed investment vehicle.

Specifically, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with PowerShares QQQ Shares. Both conventional mutual funds and the Trust may be required to recognize capital gains incurred as a result of adjustments to the composition and weighting of the Index and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions ("net redemptions") and has insufficient cash available to fund such net redemptions, such fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for PowerShares QQQ Shares does not ordinarily involve selling the Securities held by the Trust in the event of a redemption. Instead, the Trust delivers an actual portfolio of securities in an "in-kind" exchange to any person redeeming PowerShares QQQ Shares in Creation Unit size aggregations (i.e., 50,000 PowerShares QQQ Shares per Creation Unit). While this "in-kind" exchange is a taxable transaction to the redeeming entity (usually a broker/dealer) making the exchange, it generally does not constitute a taxable transaction at the Trust level and, consequently, there is no realization of taxable gain or loss by the Trust with respect to such "in-kind" exchanges. In a period of market appreciation of the Index and, consequently, appreciation of PowerShares QQQ Shares, this "in-kind" redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the Trust level. Investors should note that although the same result would occur for conventional mutual funds utilizing an "in-kind" redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks "in-kind" are limited in most mutual funds.

Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund's portfolio. In contrast, the "in-kind" redemption mechanism of

PowerShares QQQ Shares may make them more tax efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, this "in-kind" redemption feature of the Trust tends to lower the amount of annual net capital gains distributions to PowerShares QQQ Shareholders as compared to their conventional mutual fund counterparts. Since shareholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that the Trust is not required to recognize capital gains, the PowerShares QQQ Shareholder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the Trust terminates. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

Information regarding the secondary market trading activity of PowerShares QQQ Shares also may be presented over one or more stated time periods, such as for daily, monthly, quarterly, or annual periods. PowerShares QQQ Share secondary market trading volume information may be compared with similar information relating to other issues trading on NASDAQ during the same reporting period. Average daily secondary market trading volume of PowerShares QQQ Shares may also be reported from time to time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.

Information may also be provided in communications to prospective investors or current Beneficial Owners comparing and contrasting the relative advantages of investing in PowerShares QQQ Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs and expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), and portfolio turnover data and analyses. In addition, such information may quote, reprint, or include portions of financial, scholarly, or business publications or periodicals, including model allocation schedules or portfolios, as the foregoing relate to the comparison of PowerShares QQQ Shares to other investment vehicles, current economic, financial and political conditions, investment philosophy or techniques, or the desirability of owning PowerShares QQQ Shares.

In addition, information on the performance of PowerShares QQQ Shares on the basis of changes in price per PowerShares QQQ Share with or without reinvesting all dividends, if any, and/or any distributions of capital in additional PowerShares QQQ Shares may be included from time to time in such information. Average annualized performance may be stated for various periods. Total return figures may also be stated for a period from the Initial Date of Deposit, a date at least twelve months prior to the end of the reporting period or for annual periods for the life of the Trust. Total return measures the percentage growth in the total dollar value of an investment in PowerShares QQQ Shares (reflecting dividends, if any, and capital appreciation but without provision for any income taxes payable).

Information on the Index contained in this Prospectus, as updated from time to time, may also be included from time to time in such material. The performance of the Trust, of the Index (provided information is also given reflecting the performance of the Trust in comparison to the Index) or both may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading database of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services Inc., Money Magazine Fund Watch, Wiesenberger Investment Companies Service, Morningstar Incorporated, and Value Line Investment Survey, each of which measures performance following their own specific and well-defined calculation measures, or of the New York Stock Exchange Composite Index, the American Stock Exchange Composite Index, the NASDAQ Composite Index (indexes of stocks traded on the New York and American Stock Exchanges and The NASDAQ Stock Market, respectively), the S&P 500 Index® (a broad-based index of 500 publicly traded companies), the S&P MidCap 400 IndexTM (a broad-based index of 400 publicly traded middle capitalization companies), the Dow Jones Industrial AverageSM (an index currently comprising 30 publicly traded large capitalization companies), or similar domestic or foreign measurement standards during the same period of time. In addition to all other sources of comparative information, comparative performance figures published by other funds or money managers may be included from time to time.

Information on the relative price performance of PowerShares QQQ Shares in relation to other securities and/or indexes may be represented in the form of "correlation." Correlation is a standard measure of the degree of linear association between two price series, and ranges from minus one hundred percent (–100%) (i.e., perfect negative linear association) to positive one hundred percent (+100%) (i.e., perfect positive linear association).

One important difference between PowerShares QQQ Shares and conventional mutual fund shares is that PowerShares QQQ Shares are available for purchase or sale on an intraday basis on NASDAQ. An investor who buys shares in a conventional mutual fund will usually buy or sell shares at a price at or related to the closing NAV per share, as determined by the fund. In contrast, PowerShares QQQ Shares are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationships of daily pricing data for PowerShares QQQ Shares, NAV and the PowerShares QQQ Index for the 2008 calendar year. These tables may help investors compare the trading costs and intraday trading risks of PowerShares QQQ Shares to funds sold and redeemed at prices related to closing NAV.

Investors who purchase or sell PowerShares QQQ Shares may wish to evaluate the volatility of the price of PowerShares QQQ Shares during the trading day. To assist investors in making such an evaluation, the Daily Percentage Price Range table illustrates the volatility of price movements for both PowerShares QQQ Shares and the PowerShares QQQ Index on a daily basis. Investors who purchase or sell PowerShares QQQ Shares may also wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the High and Low Price versus Closing Value table illustrates the possibility of buying or selling PowerShares QQQ Shares at prices less or more favorable than closing NAV.

Investors may wish to evaluate the potential of PowerShares QQQ Shares to approximate the value of the assets in the Trust as a basis of valuation of the shares. The Closing Price versus NAV table illustrates the closing value of PowerShares QQQ Shares in relation to the underlying value of the assets in the Trust on a daily basis. Additionally, the NAV versus PowerShares QQQ Index table shows the difference between the underlying value of assets in the Trust and the PowerShares QQQ Index based on month-end values.

Finally, investors may wish to consider the average bid/ask spread on PowerShares QQQ Shares, as illustrated in the Bid/Ask Spread table, and add any commissions charged by a broker to determine the direct costs of trading PowerShares QQQ Shares.

The information provided in the following tables with respect to the PowerShares QQQ Shares (including price ranges, relationship of prices to closing NAV, and bid/ask spreads) may vary materially over time. There is some evidence, for example, that the bid/ask spread will widen in more volatile markets and narrow when markets are less volatile.

DAILY PERCENTAGE PRICE RANGES:
FREQUENCY DISTRIBUTION FOR
POWERSHARES QQQ TRUSTSM,
SERIES 1

(From January 1, 2012 through December 31, 2012)

	Powershares QQQ TrustSM, Series 1
Range	Frequency	% of Total
0-1.00%	102	40.80%
1.01-1.50%	100	40.00%
1.51-2.00%	33	13.2%
2.01-2.50%	11	4.40%
2.51-3.00%	4	1.60%
3.01-3.50%	0	0.00%
3.51-4.00%	0	0.00%
4.01-5.00%	0	0.00%
>5.00%	0	0.00%
Total	250	100.00%

* Consolidated prices are used for the PowerShares QQQ Trust.

Source: The NASDAQ Stock Market.

HIGH AND LOW PRICES V. CLOSING VALUE
FREQUENCY DISTRIBUTION FOR
NASDAQ-100 INDEX® AND POWERSHARES QQQ TRUSTSM,
SERIES 1

(From January 1, 2012 through December 31, 2012)

	NASDAQ-100 Index				PowerShares QQQ Trust*
	Intraday High Value Above Closing Value		Intraday Low Value Below Closing Value		Intraday High Value Above Closing Value		Intraday Low Value Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total
0.00-0.01%	11	4.40%	5	2.00%	7	2.80%	1	0.40%
0.01-1.00%	196	78.40%	200	80.00%	198	79.20%	200	80.00%
1.01-1.50%	27	10.80%	30	12.00%	27	10.80%	37	14.80%
1.51-2.00%	10	4.00%	12	4.80%	12	4.80%	10	4.00%
2.01-2.50%	5	2.00%	2	0.80%	3	1.20%	1	0.40%
2.51-3.00%	1	0.40%	1	0.40%	3	1.20%	1	0.40%
3.01-3.50%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
3.51-4.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
4.01-5.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
>5.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Total	250	100.00%	250	100.00%	250	100.00%	250	100.00%

* Consolidated prices are used for the PowerShares QQQ Trust.

Source: Invesco PowerShares Capital Management LLC, Factset Research Systems, Inc. and The NASDAQ Stock Market.

CLOSING PRICES V. NET ASSET VALUE
FREQUENCY DISTRIBUTION FOR
POWERSHARES QQQ TRUSTSM, SERIES 1 AND
NET ASSET VALUE

(From January 1, 2012 through December 31, 2012)

	Closing Price* Above Trust NAV		Closing Price* Below Trust NAV
Range	Frequency	% of Total	Frequency	% of Total
0.00-0.50%	122	100.00%	128	100.00%
0.50%-1.00%	0	.00%	0	.00%
1.00%-2.00%	0	.00%	0	.00%
>2.00%	0	.00%	0	.00%
Total	122	100.00%	128	100.00%

* Consolidated closing prices are used for the PowerShares QQQ Trust.

NET ASSET VALUE V. NASDAQ-100 INDEX®

(Monthly Closing Values From January 1, 2012 through December 31, 2012)

Month	NAV Equivalent	NASDAQ-100 Index Value	Percentage Difference
January 2012	2,420.51	2,467.95	-1.92%
February 2012	2,576.69	2,623.10	-1.77%
March 2012	2,702.00	2,755.27	-1.93%
April 2012	2,671.88	2,723.68	-1.90%
May 2012	2,480.91	2,524.87	-1.74%
June 2012	2,565.47	2,615.72	-1.92%
July 2012	2,592.30	2,642.53	-1.90%
August 2012	2,724.95	2,772.24	-1.71%
September 2012	2,744.53	2,799.19	-1.95%
October 2012	2,597.63	2,647.92	-1.90%
November 2012	2,633.99	2,677.88	-1.64%
December 2012	2,605.03	2,660.93	-2.10%

* Index values shown do not reflect reinvestment of dividends.

Source: Invesco PowerShares Capital Management LLC.

NAV equivalent amounts in the above table reflect sales by the Trustee of Securities to pay Trust fees and expenses in excess of dividends and other accrued income received by the Trust.

CUMULATIVE AND AVERAGE ANNUAL RETURNS FOR
NASDAQ-100 INDEX® AND POWERSHARES QQQ
TRUSTSM, SERIES 1

	Cumulative Return(1)				Average Annual Return(1)(2)
	PowerShares QQQ Shares		NASDAQ- 100 Index		PowerShares QQQ Shares		NASDAQ- 100 Index
	Net Asset Value	Closing Price(3)(6)	Total Return(4)	Closing Price	Net Asset Value	Closing Price(3)(6)	Total Return(4)	Closing Price
One Year Ended 12/31/2012	18.09%	17.73%	18.35%	16.82%	18.09%	17.73%	18.35%	16.82%
5 Year Ended 12/31/2012	31.91%	31.68%	33.15%	27.63%	5.70%	5.66%	5.88%	4.99%
10 Year Ended 12/31/2012	181.64%	182.20%	187.31%	170.32%	10.91%	10.93%	11.12%	10.44%
Since Trading Commenced(5)	35.26%	34.68%	43.92%	35.08%	2.21%	2.18%	2.67%	2.20%

(1)  In determining the cumulative return and average annual return of the Trust, some of the component securities of the Trust paid dividends which offset a portion, but not all, of the expenses of the Trust. The Index was calculated without regard to fees or expenses.

(2)  Returns are annualized for the periods of more than one year.

(3)  Consolidated closing prices are used for the PowerShares QQQ Trust.

(4)  Include dividends reinvested on the ex-dividend date.

(5)  Initial trading commenced on the NYSE Amex on March 9, 1999.

(6)  Closing price cumulative return and average annual return since trading commenced for PowerShares QQQ Shares are based on the NAV as of March 9, 1999.

Source: Invesco PowerShares Capital Management LLC, The Bank of New York Mellon, FactSet Research Systems, Inc. and The NASDAQ Stock Market.

BID/ASK SPREAD DISTRIBUTION
FREQUENCY DISTRIBUTION FOR
BID/ASK SPREAD OF THE POWERSHARES QQQ
TRUSTSM, SERIES 1

(From January 1, 2012 through December 31, 2012)

Range	% of Total
Locked or Crossed	8.59%
$0.01 – 0.05	91.41%
$0.05 – 0.10	.00%
$0.10 – 0.15	.00%
$0.15 – 0.20	.00%
$0.20 – 0.25	.00%
$0.25 – 0.50	.00%
Greater than $0.50	.00%
Total	100.00%

Source: NASDAQ OMX.

The price range of PowerShares QQQ Shares for the 2012 calendar year was from $56.56 to $70.58.

Information relating to the relative price performance of PowerShares QQQ Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, long and intermediate-term corporate and government bonds, Treasury bills, the rate of inflation in the United States (based on the Consumer Price Index ("CPI")) and combinations of various capital markets. Historical returns of these and other capital markets in the United States may be provided by independent statistical studies and sources, such as those provided by Ibbotson Associates of Chicago, Illinois. The performance of these capital markets is based on the returns of different indexes. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. For example, the performance of PowerShares QQQ Shares may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, foreign stocks, and small capitalization stocks and may also be measured against the rate of inflation as set forth in well-known indexes (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of PowerShares QQQ Shares may also be compared to that of other indexes or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of PowerShares QQQ Shares and the investment categories, indexes, or compilations chosen, and no guarantees can be made of future results regarding the performance of either PowerShares QQQ Shares or the asset classes chosen for such comparisons.

ADDITIONAL INFORMATION

A Registration Statement on Form S-6, including amendments thereto, relating to the Trust, of which this Prospectus forms a part, has been filed with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement and the exhibits thereto. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. For further information with respect to the Trust, reference is made to such Registration Statement and the exhibits thereto. A copy of the Registration Statement may be inspected by anyone without charge at the Commission's principal office located at 100 F Street, N.E., Judiciary Plaza, Washington, D.C. 20549, the Northeast Regional Office located at c/o Division of Enforcement, 100 F Street, N.E., Washington, D.C. 20549, and the Midwest Regional Office located at Citicorp Center, 500 West Madison Street, 14th Floor, Chicago, Illinois 60661-2511, and copies of all or any part thereof may be obtained from the Public Reference Branch of the Commission upon the payment of certain fees prescribed by the Commission. In addition, the Registration Statement may be accessed electronically at the Commission's site on the World Wide Web located at http://www.sec.gov. Such information is also available from Invesco PowerShares by calling: 1-800-983-0903.

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GLOSSARY OF DEFINED TERMS

Page
10 Basis Point Limit	9
1940 Act	13
Accumulation Period	5
Adjustment Day	52
Balancing Amount	52
Beneficial Owners	41
Cash Component	6
Cash Redemption Payment	41
Closing Time	36
ConvergEx	72
CNS	5
Code	12
Commission	5
CPI	94
Creation Units	TOC
Depository Agreement	40
Distributor	4
Dividend Payment Date	76
DTC	12
DTC Participants	38
ERISA	69
ETF	33
Excess Cash Amounts	42
FINRA	6
Income Net of Expense Amount	5
Index	3
Index Securities	3
Indirect Participants	39
Initial Date of Deposit	1
IRA	69
IRS	66
Large Stocks	60
License Agreement	62
Mandatory Termination Date	13
Misweighting	48
Misweighting Amount	48
NASDAQ OMX	1
NAV	4
net capital gain	65
net redemptions	87
NSCC	5
NSCC Business Day	15

Page
NYSE MKT	4
Participating Party	5
Plans	69
Portfolio	33
Portfolio Deposit Amount	52
Portfolio Deposit	6
PowerShares QQQ Clearing Process	6
PowerShares QQQ Participant Agreement	37
PowerShares QQQ Shares	3
PowerShares QQQ Trust	3
Ranking Review	58
Record Date	75
Request Day	52
Securities	3
Securities Act	70
Small Stocks	60
Sponsor	3
Sponsor Indemnified Party	83
Termination Date	81
Terms and Conditions	3
Transaction Fee	8
Trust	3
Trust Agreement	3
Trustee	3
Trustee Indemnified Party	84
Weighting Analysis	48

BP = Back Page

TOC = Table of Contents

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POWERSHARES QQQ INDEX
TRACKING STOCKSM
POWERSHARES QQQ
TRUSTSM, SERIES 1

SPONSOR:
INVESCO POWERSHARES CAPITAL
MANAGEMENT LLC

This Prospectus does not include all of the information with respect to the PowerShares QQQ Trust set forth in its Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the:

Securities Act of 1933 (File No. 333-61001); and

Investment Company Act of 1940 (File No. 811-8947).

To obtain copies of such information, including the Trust's Code of Ethics, from the Commission at prescribed rates—

Write:	Public Reference Section of the Commission 100 F Street, N.E., Washington, D.C. 20549
Call:	1-800-SEC-0330
Visit:	http://www.sec.gov

No person is authorized to give any information or make any representation about the PowerShares QQQ Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

Prospectus dated January 31, 2013  P-QQQ-PRO-1

PART II—ADDITIONAL INFORMATION

NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet.

The cross-reference sheet.

The prospectus.

The undertaking to file reports.

The signatures.

The following Exhibits:

1. Ex. 99.A1 - Nasdaq-100 Trust, Series 1 and any Subsequent and Similar Series of the Nasdaq-100 Trust Standard Terms and Conditions, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of March 1, 1999 (incorporated by reference to Exhibit 99.A(1)(a) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

2. Ex. 99.A2 (a) - Amendment No. 1 to the Standard Terms and Conditions, dated as of March 1, 1999, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of April 17, 2001 (incorporated by reference to Exhibit 99.A2(a) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No.19 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 30, 2012).

3. Ex. 99.A2 (b) - Amendment No. 2 to the Standard Terms and Conditions, dated as of March 1, 1999, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of February 4, 2004 (incorporated by reference to Exhibit 99.1 to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 811-08947) filed with the Securities and Exchange Commission on February 5, 2004).

4. Ex. 99.A2 (c) - Amendment No. 3 to the Standard Terms and Conditions, dated as of March 1, 1999, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of January 1, 2006 (incorporated by reference to Exhibit 99.A2(b) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No.19 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 30, 2012).

5. Ex. 99.A2 (d) - Amendment No. 4 to the Standard Terms and Conditions, dated as of March 1, 1999 by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of November 16, 2012.

6. Ex. 99.A3B - Form of Participant Agreement (incorporated by reference to Exhibit 99.A(9)(c) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

7. Ex. 99.A2 - Trust Indenture and Agreement, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, incorporating by reference the  Nasdaq-100 Trust, Series 1 and any Subsequent and Similar Series of the Nasdaq-100 Trust Standard Terms and Conditions, dated as of March 4, 1999 (incorporated by reference to Exhibit 99.A(1)(b) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

8. Ex. 99.A4 - License Agreement, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and the Nasdaq Stock Market, Inc. dated as of August 7, 1998 (incorporated by reference to Exhibit 99.A(9)(b) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

9. Ex. 99.A8 - Depository Agreement, by and among Nasdaq-Amex Investment Product Services, Inc., as Sponsor, The Bank of New York, as Trustee, and the Depository Trust Company dated as of March 4, 1999 (incorporated by reference to Exhibit 99.A(9)(a) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

10. Ex. 99.A4 - Distribution Agreement, by and among Nasdaq-Amex Investment Product Services, Inc., as Sponsor, NASDAQ-100 TRUST-sm-, SERIES 1 and Alps Mutual Funds Services, Inc., as Distributor dated as of March 1, 1999 (incorporated by reference to Exhibit 99.A(3) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

11. Ex. 99.A6 - Certificate of Formation of Invesco PowerShares Capital Management LLC (incorporated by reference to Exhibit 99.A.6 to the BLDRS Index Funds Trust’s Post-Effective Amendment No. 7 on Form S-6 (Registration No. 811-21057) filed with the Securities and Exchange Commission on January 30, 2009).

12. Ex. 99.A11 - Code of Ethics of the Trust adopted under Rule 17j-1 under the Investment Company Act (incorporated by reference to Exhibit 99.A11 to the Powershares QQQ Trust, Series 1 Post-Effective Amendment No. 17 on Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 28, 2011).

13. Ex. 99.24 - Power of Attorney (incorporated by reference to Exhibit 99.(24)(1) to the Powershares QQQ Trust, Series 1 Post-Effective Amendment No. 17 on Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 28, 2011).

14. Ex. 99.2 - Opinion of Counsel as to legality of securities being registered and consent of Counsel.

15. Ex. 99.C1 - Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

FINANCIAL STATEMENTS

1. Statement of Financial Condition of the Trust as shown in the current Prospectus for this series herewith.

2. Financial Statements of the Sponsor, Invesco PowerShares Capital Management LLC, as part of Invesco Ltd.’s current consolidated financial statements incorporated by reference to Form 10-K, as amended by its Form 10K/A dated October 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, PowerShares QQQ TrustSM, Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 20 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Wheaton, and State of Illinois, on the 31st day of January, 2013.

POWERSHARES QQQ TRUSTSM, SERIES 1
(Name of Registrant)

By: INVESCO POWERSHARES CAPITAL MANAGEMENT LLC
(Sponsor)

By: /s/ Andrew Schlossberg
Andrew Schlossberg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the Registration Statement has been signed on behalf of Invesco PowerShares Capital Management LLC, the Sponsor, by the following persons who constitute a majority of its Board of Managers and by the named persons who are in the following capacities on the date above indicated.

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

/s/ Roderick Ellis	Chief Financial Officer
Roderick Ellis

*	Manager
John M. Zerr

*	Manager
Benjamin Fulton

*	Manager
David Warren

* By his signature below, Andrew Schlossberg, pursuant to a duly executed Power of Attorney filed herewith, has signed this Post-Effective Amendment No. 20 to the Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.

/s/ Andrew Schlossberg
Andrew Schlossberg
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Title of Document

1. Ex. 99.A1

Nasdaq-100 Trust, Series 1 and any Subsequent and Similar Series of the Nasdaq-100 Trust Standard Terms and Conditions, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of March 1, 1999 (incorporated by reference to Exhibit 99.A(1)(a) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

2. Ex. 99.A2 (a)

Amendment No. 1 to the Standard Terms and Conditions, dated as of March 1, 1999, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of April 17, 2001 (incorporated by reference to Exhibit 99.A2(a) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No.19 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 30, 2012).

3. Ex. 99.A2 (b)

Amendment No. 2 to the Standard Terms and Conditions, dated as of March 1, 1999, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of February 4, 2004 (incorporated by reference to Exhibit 99.1 to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 811-08947) filed with the Securities and Exchange Commission on February 5, 2004).

4. Ex. 99.A2 (c)

Amendment No. 3 to the Standard Terms and Conditions, dated as of March 1, 1999, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of January 1, 2006 (incorporated by reference to Exhibit 99.A2(b) to the PowerShares QQQ Trust, Series 1 Post-Effective Amendment No.19 to Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 30, 2012).

5. Ex. 99.A2 (d)

Amendment No. 4 to the Standard Terms and Conditions, dated as of March 1, 1999 by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, dated as of November 16, 2012.

6. Ex. 99.A3B

Form of Participant Agreement (incorporated by reference to Exhibit 99.A(9)(c) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

7. Ex. 99.A2

Trust Indenture and Agreement, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and The Bank of New York, as Trustee, incorporating by reference the Nasdaq-100 Trust, Series 1 and any Subsequent and Similar Series of the Nasdaq-100 Trust Standard Terms and Conditions, dated as of March 4, 1999 (incorporated by reference to Exhibit 99.A(1)(b) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

8. Ex. 99.A4

License Agreement, by and between Nasdaq-Amex Investment Product Services, Inc., as Sponsor, and the Nasdaq Stock Market, Inc. dated as of August 7, 1998 (incorporated by reference to Exhibit 99.A(9)(b) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

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9. Ex. 99.A8

Depository Agreement, by and among Nasdaq-Amex Investment Product Services, Inc., as Sponsor, The Bank of New York, as Trustee, and the Depository Trust Company dated as of March 4, 1999 (incorporated by reference to Exhibit 99.A(9)(a) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

10. Ex. 99.A4

Distribution Agreement, by and among Nasdaq-Amex Investment Product Services, Inc., as Sponsor, NASDAQ-100 TRUST-sm-, SERIES 1 and Alps Mutual Funds Services, Inc., as Distributor dated as of March 1, 1999 (incorporated by reference to Exhibit 99.A(3) to the Nasdaq-100 Trust, Series 1 Form N-8b-2 (Registration No. 001-14863) filed with the Securities and Exchange Commission on March 9, 1999).

11. Ex. 99.A6

Certificate of Formation of Invesco PowerShares Capital Management LLC (incorporated by reference to Exhibit 99.A.6 to the BLDRS Index Funds Trust’s Post-Effective Amendment No. 7 on Form S-6 (Registration No. 811-21057) filed with the Securities and Exchange Commission on January 30, 2009).

12. Ex. 99.A11

Code of Ethics of the Trust adopted under Rule 17j-1 under the Investment Company Act (incorporated by reference to Exhibit 99.A11 to the Powershares QQQ Trust, Series 1 Post-Effective Amendment No. 17 on Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 28, 2011).

13. Ex. 99.24

Power of Attorney (incorporated by reference to Exhibit 99.(24)(1) to the Powershares QQQ Trust, Series 1 Post-Effective Amendment No. 17 on Form S-6 (Registration No. 333-61001) filed with the Securities and Exchange Commission on January 28, 2011).

14. Ex. 99.2	Opinion of Counsel as to legality of securities being registered and consent of Counsel.

15. Ex. 99.C1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

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